                                                                  Exhibit 10(ah)

                           MARSH EQUITY OWNERSHIP PLAN



                  (Amended and Restated as of January 1, 1989)

                           MARSH EQUITY OWNERSHIP PLAN

                                Table of Contents



                                    ARTICLE I
                                     Purpose
1.1.     Purpose...................................................................1


                                   ARTICLE II

                                   Definitions
2.1. Definitions...................................................................2

                                   ARTICLE III

                                  Participation

3.1.     Participation............................................................16
3.2.     Termination of Participation.............................................17
3.3.     Participation upon Re-Employment.........................................17
3.4.     Agreement to Terms of Plan...............................................17

                                   ARTICLE IV
                          Contributions and Forfeitures

4.1.     Employer Contributions:..................................................18
4.2.     Employee Contributions...................................................18
4.3.     Forfeitures:.............................................................18
4.4.     Time of Payment of Employer Contributions................................20
4.5.     Form of Contribution.....................................................20
4.6.     Employer Top-Heavy Special Contributions.................................20
4.7.     Rollover Contributions...................................................20
4.8.     Acquisition Loans........................................................20

                                    ARTICLE V
                      Allocations to Participants' Accounts

5.1.     Individual Accounts......................................................22
5.2.     Account Adjustments......................................................22
5.3.     Overall Limitation of Benefits and Contributions.........................28
5.4.     Allocation of Top-Heavy Special Contribution to Provide Minimum Benefit..33
5.5.     ESOP Account:............................................................34

                                   ARTICLE VI
                                    Benefits

6.1.     Time for Distribution....................................................36
6.2.     Method and Medium of Payment.............................................38
6.3.     Normal Retirement Benefit................................................38
6.4.     Delayed Retirement Benefit...............................................38
6.5.     Total and Permanent Disability Benefit...................................38
6.6.     Death Benefit............................................................38

6.7.     Vested Benefit:..........................................................39
6.8.     Designation of Beneficiary...............................................40
6.9.     Additional Benefits......................................................41
6.10.    Form of Distribution.....................................................41
6.11.    Distribution of Dividends on Company Stock...............................42
6.12.    Special Restriction on Time of Distribution..............................42
6.13.    Pre-Retirement Distribution Rights:......................................42
6.14.    Interim Valuation Date...................................................43
6.15.    Direct Rollovers.........................................................44

                                   ARTICLE VII
                              Trust; Voting Rights

7.1.     General..................................................................45
7.2.     Return of Employer Contributions.........................................45
7.3.     Voting Rights............................................................45
7.4.     Tender Offer.............................................................46

                                  ARTICLE VIII
                                 Administration

8.1.     Allocation of Responsibility Among Fiduciaries for Plan and Trust
           Administration.........................................................49
8.2.     Appointment of Committee.................................................49
8.3.     Claims Procedure.........................................................49
8.4.     Committee Powers and Duties..............................................50
8.5.     Rules and Decisions......................................................50
8.6.     Committee Procedures.....................................................51
8.7.     Authorization of Member to Sign Documents................................51
8.8.     Duty to Keep Records and File Reports....................................51
8.9.     Authorization of Benefit Payments........................................51
8.10.    Application and Forms for Benefits.......................................51
8.11.    Facility of Payment......................................................51
8.12.    Indemnification of Committee Members.....................................52


                                   ARTICLE IX
                                  Miscellaneous

9.1.     Nonguarantee of Employment...............................................53
9.2.     Rights to Trust Assets...................................................53
9.3.     Nonalienation of Benefits................................................53
9.4.     Discontinuance of Employer Contributions.................................54
9.5.     Single Plan and Trust....................................................54
9.6.     Applicable Law...........................................................54
9.7.     No Restrictions on Financed Shares.......................................54
9.8.     Leased Employees.........................................................54
9.9.     Gender, Number...........................................................54


                                    ARTICLE X
                        Amendments and Action by Employer

10.1.    Amendments...............................................................55


10.2.    Limitation on Amendments:................................................55
10.3.    Action by Employer.......................................................55

                                   ARTICLE XI
             Successor Employer and Merger or Consolidation of Plan

11.1.    Successor Employer.......................................................56
11.2.    Plan Assets:.............................................................56

                                   ARTICLE XII
                                Plan Termination

12.1.    Right to Terminate.......................................................58
12.2.    Partial Termination......................................................58
12.3.    Liquidation of the Trust.................................................58
12.4.    Manner of Distribution...................................................58


                                  ARTICLE XIII
                              Top-Heavy Provisions

13.1.   Top-Heavy Plan Requirements...............................................59
13.2.   Definitions...............................................................59
13.3.   Determination of Top-Heavy Status.........................................60

         WHEREAS, effective January 1, 1986, Marsh Supermarkets, Inc. (the "Company"), an Indiana corporation, adopted the Marsh Equity Ownership Plan, an employee stock ownership plan and trust (the "Plan"), in order to enable participating employees to share in the growth and prosperity of the Company; and

         WHEREAS, the Company has received a determination letter from the Internal Revenue Service dated June 17, 1987 with respect to the tax-qualified status of the Plan; and

         WHEREAS, the Company has subsequently amended the Plan from time to time; and

         WHEREAS, the Company previously maintained the Marsh Supermarkets, Inc. Employees' Stock Ownership Plan (the "ESOP") and, effective December 30, 1988, merged the ESOP into this Plan; and

         WHEREAS, the Company intends to cease all contributions to the Plan after December 31, 1994; and

         WHEREAS, the Company desires to amend and restate the Plan to provide for the cessation of contributions, to the Plan after December 31, 1994 and to make such changes as may be necessary to maintain the Plan in compliance with the Tax Reform Act of 1986 and other changes in applicable Federal law since the aforementioned determination letter.

         NOW, THEREFORE, in consideration of the premises, effective as of January 1, 1989 (except for such other dates as may be noted herein for certain provisions), the Company hereby amends and restates the Plan in its entirety to provide as hereinafter set forth in this document.

                                    ARTICLE I

                                     Purpose

         1.1. Purpose. The Plan and Trust are for the purpose of enabling Employees of Marsh Supermarkets, Inc. (the "Company") and any other Adopting Company to share in the growth and prosperity of the Company and to accumulate capital for their future economic security. The Plan is intended to be a stock bonus plan qualified under Section 401(a) of the Code, and to also qualify as an employee stock ownership plan, as described in Section 4975(e) (7) of the Code and in Section 407(d) (6) of ERISA, and the Trust is intended to be a trust meeting the requirements of ERISA and of Section 501(a) of the Code, so the Plan will be a qualified plan and the Trust will be exempt from taxation. On December 30, 1988, the Marsh Supermarkets, Inc. Employees' Stock Ownership Plan (the "ESOP"), a tax credit employee stock ownership plan under former Section 41(a) of the Code (repealed effective December 31, 1986), was merged into the Plan and henceforth has been a part of the Plan. A primary purpose of the Plan is to enable Participants to acquire a proprietary interest in the Company and, in furtherance of that goal, contributions of the Employer to the Trust will be invested primarily in Company Stock. The Plan and Trust may obtain loans or other extensions of credit to finance the acquisition of Company Stock, with such loans secured by such Company Stock, by the Company's guarantee of such loans and by a commitment by the Employer to make contributions to the Trust in amounts sufficient to enable principal and interest on such loans to be repaid.

                                   ARTICLE II

                                   Definitions

         2.1. Definitions. The following words and phrases, when used herein, shall have the following meanings, unless the context clearly indicates otherwise:

         (a) Account. The account or accounts maintained for a Participant hereunder to record his share of the contributions by the Employer and adjustments relating thereto. A Participant's Account shall include his MEOP Account and, if applicable, his ESOP Account.

         (b) Acquisition Loan. A loan incurred by the Trustee to acquire Company Stock pursuant to Section 4975(d) (3) of the Code.

         (c)      Additions. The sum of Employer contributions made pursuant to
Section 4.1 and Forfeitures which would be allocated for a Plan Year to a Participant's Accounts if Forfeitures were combined with such contributions and allocated to Participants in proportion to Compensation. If no more than one-third (l/3) of the Employer contributions for the Plan Year which are deductible under paragraph (9) of Section 404(a) of the Code are allocated to Highly Compensated Employees, the annual Additions for such Plan Year shall not include either (1) Forfeitures of Company Stock if such stock was purchased by the Trustee with the proceeds of an Acquisition Loan, or (2) Employer contributions to the Loan Amortization Account used to pay interest on the loan and deductible under Section 404(a) (9) (B) of the Code.

         (d) Adopting Company. An Affiliated Company which is authorized by the Board of Directors of the Company to adopt the Plan and which adopts the Plan. The term shall also include the Company and any organization or corporation into which an Adopting Company may be merged or consolidated or by which it may be succeeded and which adopts the Plan.

         (e) Affiliated Company. Any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b) ) of which an Adopting Company is a member; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c) ) of or with any Adopting Company (including a partnership with at least eighty percent (80%) of its profits or capital interest owned by any Adopting Company); any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Code Section 414(m) ) of which an Adopting Company is a member; and any other entity required to be aggregated with the Employer under Section 414(o) of the Code.

         (f) Aggregate Account Balance. The total value of all Accounts maintained on behalf of a Participant.

         (g) Authorized Leave of Absence. Any absence authorized by the Employer under the Employer's personnel practices. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee does not voluntarily enlist.

         (h) Beneficiary. The person or persons (including a trust or estate) designated by a Participant in accordance with the provisions of Section
6.8 to receive any death benefit which shall be payable under this Plan.

         (i) Break in Service. A twelve consecutive month period, computed on the basis of the Plan Year, in which an Employee has not completed more than 500 Hours of Service. For purposes of this Section 2.1(i), but not for any other purpose Employee on an Authorized Leave of Absence or who is absent for the reasons described in the following sentence shall be deemed to have completed the number of Hours of Service as he is regularly scheduled to complete while at work. In the case of an Employee's absence from work for any period

                  (1)      by reason of the pregnancy of the individual,

                  (2)      by reason of the birth of a child of the individual,

                  (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

                  (4) for purposes of caring for a child described in clause (2) or (3) for a period beginning immediately following such birth or placement,

the hours so treated as Hours of Service shall not exceed 501 Hours of Service and shall be credited only in the Plan Year in which such absence commences if the Participant would be prevented from incurring a Break in Service in that Plan Year solely because of such crediting, or in any other case, in the immediately following Plan Year.

         (j)      Code. The Internal Revenue Code of 1986, as amended.

         (k) Committee. The persons appointed pursuant to the Article VIII who are responsible for the and administration of the Plan as provided in provisions of interpretation Article VIII.

         (l)      Company. Marsh Supermarkets, Inc., an Indiana corporation.

         (m) Company Stock. Shares of common stock issued by the Company which are readily tradeable on an established securities market.

         (n) Compensation. The total of all amounts paid for employment by the Employer to or for the benefit of a Participant during the Plan Year (as shown on the Form W-2 filed for Federal income tax purposes), such as salary, bonus, wage, commission, and overtime payments, including (if includible in gross income for Federal income tax purposes) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expense reimbursements, deferred compensation and welfare benefits. Compensation shall not include any contribution made under this Plan or under any pension plan or other employee-benefit plan or insurance plan, maintained for the benefit of such Participant. Compensation shall include elective contributions made by the Employer on behalf of the Employee that are not includible in gross income under
Section 125 (cafeteria plan), Section 402(e) (3) (401(k) plan) or Section 402(h) (simplified employee pension plan) of the Code. Effective for any Top-Heavy Plan Year ending on or before December 31, 1988, and for all Plan Years (regardless of whether a Top-Heavy Plan-Year) commencing on or after January 1, 1989, but before January 1, 1994, Compensation in excess of the first $200,000 (as adjusted from time to time pursuant to Section 415(d) of the Code) for any Employee shall not be taken into account. Effective for Plan Years commencing on or after January 1, 1994, Compensation in excess of the first $150,000 (as adjusted from time to time pursuant to Section 401(a) (17) (B) of the Code) for any Employee shall not be taken into account. For purposes of the foregoing Compensation limits, the compensation of each Family Member (restricted for this purpose to the spouse or lineal descendant under the age of 19) of a Participant who is a 5-Percent Owner or who is a Highly Compensated Employee and one of the ten most highly paid employees for the Plan Year shall be combined with the Compensation of such 5-Percent Owner or Highly Compensated Employee.

         (o) Determination Date. The last day of the Plan Year preceding the Plan Year for which a determination is made whether the -- Plan is a Top-Heavy Plan.

         (p) Direct Rollover. A payment by the Plan to an Eligible Retirement Plan specified by the Distributee.

         (q)      Disability Benefit Date. The first day of the calendar month following a determination by the Committee that the Participant's medically determinable physical or mental impairment qualifies him for disability benefits as determined by the Social Security Administration, but excluding any such disability which was caused by (1) willful engagement in a criminal enterprise, (2) alcoholism,
(3) addiction to narcotics, (4) an intentionally self-inflicted injury or (5) illness incurred while the Participant is on leave of absence because of military or similar service and for which a governmental pension is payable or available upon proper application.

         (r) Distributee. A Participant or a former Participant. In addition, the Participant's surviving spouse and the Participant's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         (s) Effective Date. January 1, 1989, except as specifically provided otherwise herein for certain provisions in the Plan. The original effective date of the Plan was January 1, 1986.

         (t)      Eligible Retirement Plan. Any of the following:

                  (1)      an individual retirement account as described in Code
         Section 408(a),

                  (2)      an individual retirement annuity as described in Code
         Section 408(b),

                  (3) an annuity plan as described in Code Section 403(a), or

                  (4) a qualified trust as described in Code Section 401(a) which is exempt from tax under Code Section 561(a) and which accepts Eligible Rollover Distributions; provided, however, that in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (u) Eligible Rollover Distribution. Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any of the following:

                  (1) any distribution that is one of a series of substantially periodic payments (not less frequently than annually) over the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary,

                  (2) a distribution over a period certain of ten years or more,

                  (3) a distribution to the extent such distribution is required under Code Section 401(a) (9) for Participants who have attained age 70 1/2, or

                  (4) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Company Stock).

         (v) Employee. Any person employed by the Employer; provided, however, that such term shall not include any person included in a unit of employees whose terms and conditions of employment are covered by a collective bargaining agreement. The term Employee shall not include leased employees.

         (w)      Employer. The Company and any Adopting Company.

         (x) Employment Commencement Date: The date on which an Employee first completes an Hour of Service with the Employer or an - Affiliated Company.

         (y) ERISA. Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (z) ESOP. The Marsh Supermarkets, Inc. Employees' stock Ownership Plan, as in effect immediately prior to December 30, 1988.

         (aa) ESOP Account. The Account established effective December 30, 1988, for each Participant in the ESOP on such date, as provided in Section 5.5.

         (bb) ESOP Company Stock Sub-Account. The portion of a Participant's ESOP Account which contains Company Stock transferred from his account under the ESOP or purchased with cash in his. ESOP Other Investments Sub-Account, and any stock dividends thereon.

         (cc) ESOP Other Investments Sub-Account. The portion of a Participant's ESOP Account which contains cash or other property (other than Company Stock) transferred from the ESOP, proceeds from any Company Stock which is sold from the Participant's ESOP Company Stock Sub-Account, cash dividends on Company Stock in the Participant's ESOP Company Stock Sub-Account, and Income thereon.

         (dd) Family Member. An Employee who is either a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant of an Employee who is a 5-Percent Owner or who is one of the ten Highly Compensated Employees who are paid the most Section 415 Compensation for the Plan Year. If an Employee is a Family Member of more than one family group containing such a 5-

Percent Owner or one of the ten most highly compensated employees, all Family Members of such family group shall be aggregated as one family group.

         (ee) Fiduciaries. The Employer, the Committee, the investment committee appointed by the Board of Directors pursuant to Section 8.1, and the Trustee, each of which, for purposes of the Plan and ERISA, shall be named Fiduciaries.

         (ff) Financed Shares. Company Stock purchased by the Trustee with the proceeds of an Acquisition Loan.

         (gg) 5-Percent Owner. Any Employee who owns (or is considered to own under the constructive ownership rules of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the Adopting Company which employs him or stock possessing more than five percent (5%) of the total voting power of the Adopting Company which employs him. In making the foregoing determination, the beneficial interest in Company Stock owned by the Trust shall not be attributed to any Employee.

         (hh) Forfeiture. The non-vested portion of a Participant's Account which is forfeited pursuant to Section 4.3(a) of the Plan. (ii) Former Participant. A Participant whose employment with the Employer has terminated, but who has an Account balance under the Plan which has not been paid..

         (jj)     Highly Compensated Employee.

                  (1)      Any Employee who, during the Plan Year:

                           (A)      was at any time a 5-Percent Owner;

                           (B) received Section 415 Compensation (as modified below) from the Employer in excess of $75,000;

                           (C) received Section 415 Compensation (as modified below) from the Employer in excess of $50,000 and was in the group consisting of the top 20% of the Employees when ranked on the basis of Section 415 Compensation (as modified below) paid during the Plan Year (the "top-paid group"); or

                           (D)      was at any time an officer and received
                  Section 415 Compensation (as modified below) greater than 50 percent of the amount in effect under Section 415(b) (1) (A) of the Code for such Plan Year.

In making the above determination, the operating rules of Section 414(q) of the Code (and Treasury Regulations thereunder) shall apply, including, but not limited to, the treatment of Family Members and the special rule of Section 414(q) (2) of the Code.

                  (2) For purposes of this Section 2.l(jj), the following rules shall apply:

                           (A) Section 415 Compensation shall include elective or salary reduction contributions to a cash or deferred arrangement under Section 401(k) of the Code or to a cafeteria plan under Section 125 of the Code.

                           (B) The $50,000 and $75,000 amounts referenced, respectively, in clauses (B) and (C) of subparagraph (1) of this Section 2.l(jj) are indexed and shall be adjusted pursuant to Treasury Regulations. In accordance with Treasury Regulations, and so long as the Company maintains significant business activities and employees in at least two separate geographic areas, the Committee may elect to determine Highly Compensated Employees under the test described in subparagraph
                  (1) of this Section 2.l(ii) by substituting "$50,000" for "$75,000" in clause (B) and by disregarding clause (C) of subparagraph (1).

                           (C) Any employee who has separated from service (or is deemed to have separated from service) prior to the Plan Year and who was an active Highly Compensated Employee for the Plan Year during which the Employee separated or for any Plan Year ending on or after the Employee's 55th birthday shall be treated as a Highly Compensated Employee.

                           (D) If an Employee is a Family Member of either a 5-Percent Owner who is an Employee or a Highly Compensated Employee who is one of the ten most highly compensated employees ranked on the basis of compensation paid by the Employer during a Plan Year, such Family Member and 5-Percent Owner or top-ten Highly Compensated Employee shall be aggregated and treated as a single Employee for purposes of determining Compensation, contributions and benefits; provided, however, that such aggregation shall occur only with respect to those provisions of the Code and Treasury Regulations which expressly incorporate Section 414(q) of the Code.

                           (E) The determination of who is a Highly Compensated Employee, including the determination of the number and identity of employees in the top 20 percent of employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with the Section 414(q) of the Code and the Treasury Regulations thereunder. The look-back year and determination year calculations shall be made on the basis of the calendar year determination year, pursuant to the Temporary Treasury Regulation Section 1.414(q) -1T(Q&A-14(b) (1)).

         (kk)     Hour of Service.

                  (1) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties. Each hour shall be credited to the Employee for the computation period or periods in which the duties are performed; and

                  (2) Each hour for which an Employee is directly or indirectly paid or entitled to payment-by the Employer for reasons (such as vacation, sickness or disability) other than for the performance of duties; provided that:

                           (A) No hours shall be credited to an Employee on account of payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws, or a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

                           (B) No more than 501 Hours of Service shall be credited under this Section 2.l(kk) (2) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

These hours shall be credited to the Employee for the computation period or periods in which the units of time on the basis of which such payments are calculated occur, beginning with the first unit of time to which the payment relates; provided, however, that if such payment is not calculated on the basis of units of time, such hours shall be credited to the computation period in which the condition for which the Employee is paid or entitled to payment occurs, or if the period during which such condition occurs extends beyond one computation period, such hours shall be allocated between the first two of such computation periods on a reasonable and consistently applied basis as determined by the Committee; and

                  (3) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

                  (4) For the purpose of determining the Hours of Service which must be credited to an Employee for a given computation period, the following method shall be utilized:

                           (A) The number of Hours of Service for Employees for whom time records are kept shall be determined from Employer records. Each overtime or other premium hour shall be counted as only one hour for this purpose, even though the Employee may have been paid a multiple of his regular pay as a premium.

                           (B) The number of Hours of Service for Employees paid on a salaried basis for whom no time records are kept shall be determined on the basis of 45 Hours of Service for each full week of employment, and 10 Hours of Service for each day in less than a full week, regardless of whether the Employee has actually worked fewer hours.

                  (5) In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service, or in the case of an award or agreement for back pay which results in the crediting of Hours of Service, the number of such Hours of Service to be credited shall be determined in accordance with Section 2530.2OOb of the Regulations of the Department of Labor issued on December 28, 1976, as the same may be amended from time to time, which Regulations are hereby incorporated herein by reference as fully as though copied herein verbatim.

                  (6) In calculating the number of Hours of Service with which an Employee is to be credited for purposes of determining his eligibility to participate under Article III and his Vested Benefit under Section 6; 7, service with any Affiliated Company shall be counted.

         (ll) Income. The net gain or loss of the Trust from investments based upon fair market value, as reflected by

                  (1) interest payments and dividends from all sources other than (A) Company Stock and (B) amounts held in the Loan Amortization Account or Stock Purchase Account,

                  (2) realized and unrealized gains and losses on securities other than Company Stock,

                  (3)      other investment transactions, and

                  (4)      expenses paid from the Trust.

         (mm)     Key Employee.

                  (1) Any Employee or former Employee (and his Beneficiaries) who, at any time during the Plan Year which includes the Determination Date, or any of the preceding four (4) Plan Years, is

                           (A) An officer of the Company or Affiliated Company any having annual Section 415 Compensation from the Company and any Affiliated Companies greater than 50 percent of the limitation in effect under Section 415(b) (1) (A) of the Code for any such Plan Year;

                           (B)      One of the ten Employees having annual
                  Section 415 Compensation from the Company and any Affiliated Companies greater than the limitation in effect under Section 415(c) (1) (A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half percent (0.5%) interest and the largest percentage ownership interests in the Company or any of the Affiliated Companies;

                           (C)      A 5-percent Owner; or

                           (D) A l-percent Owner (defined as any person who would be a 5-percent Owner if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in
                  Section 2. l(gg)) having annual Section 415 Compensation from the Company and any Affiliated Companies of more than $150,000.

                  (2) For purposes of this Section 2.l(mm), Section 415 Compensation shall include elective contributions made by the Employer on behalf of the Employee that are not includible in gross income under Section 125 (cafeteria plan), Section 402(e) (3) (401(k) plan) or Section 402(h) (simplified employee pension plan) of the Code. For purposes of determining the number of officers taken into account pursuant to Treasury Regulation Section 1.416-1, employees described in Section 414(q) (8) of the Code shall be excluded.

         (nn) Loan Amortization Account. The account which shall be credited with Employer cash contributions made for the purpose of repayment of an Acquisition Loan (including interest) and other adjustments as provided in
Section 5.2(e).

         (oo) MEOP Account. The Account established and maintained for each Participant in the Plan to record his share of Employer contributions to the Plan (and adjustments relating thereto), including his MEOP Company Stock Sub-Account and his MEOP Other Investments Sub-Account.

         (pp) MEOP Company Stock Sub-Account. The portion of a Participant's MEOP Account, expressed in whole and fractional shares of Company Stock, which represents his interest in the Plan (other than his ESOP Account, if applicable) attributable to shares of Company Stock held by the Trust.

         (qq) MEOP Other Investments Sub-Account. The portion of a Participant's MEOP Account, expressed in terms of a dollar balance, which represents his interest in the Plan (other than his ESOP Account, if applicable) attributable to Trust assets other than Company Stock.

         (rr) Minimum Benefit. For any Top-Heavy Plan Year, the minimum benefit required by Section 416 of the Code to be provided to -- each Participant as described in Section 5.4.

         (ss)     Non-Key Employee. Any Employee who is not a Key Employee.

         (tt) Normal Retirement Date. The date on which a Participant attains age 65.

         (uu) Participant. A person participating in the Plan in accordance with the provisions of Article III.

         (vv) Plan. Marsh Equity Ownership Plan ("MEOP") as set forth herein and as amended from time to time.

         (ww) Plan Year. The twelve-month period from January 1 through December 31.

         (xx) Qualified Participant. A Participant who has attained age 55 and has completed ten (10) years of participation in the Plan and who is entitled to elect to receive a pre-retirement distribution from his MEOP and ESOP Company Stock Sub-Accounts pursuant to Section 6.13.

         (yy) Section 415 Compensation. Wages within the meaning of Section 3401(a) of the Code for purposes of income tax withholding and all other payments of compensation to the Employee by the Employer and all Affiliated Companies for which the Employer is required to furnish to the Employee a written statement under Sections 6041(d) and 6051(a) (3) of the Code, determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed.
Section 415 Compensation shall not include elective contributions made by the Employer on behalf of the Employee that are not includible in gross income under
Section 125 (cafeteria plan), Section 402(e) (3) (401(k) plan) or Section 402(h) (simplified employee pension plan) of the Code. The Employer's intent is to conform this definition of Section 415 Compensation to the alternative definition permitted in Treasury Regulation Section 1.415-2(d) (11) (i), which is equivalent to the items reported as "Wages, Tips and Other Compensation" on Form W-2.

         (zz) Stock Purchase Account. The account which shall be credited with cash contributions by the Employer made for the purpose of - purchasing Company Stock and which shall be debited when such Company Stock is purchased.

         (aaa) Suspense Account. The account which shall be credited with Financed Shares not yet allocated to Participants' MEOP Company Stock Sub-Accounts.

         (bbb) Super Top-Heavy Plan. A Plan which would be a Top-Heavy Plan if the sixty percent (60%) standard in Section 13.3 were replaced by a ninety percent (90%) standard.

         (ccc) Top-Heavy Plan. The meaning given that term by Section 416(g) of the Code, as described with particularity in Article XIII.

         (ddd) Top-Heavy Plan Year. Any Plan Year for which the Plan is a Top-Heavy Plan.

         (eee) Trust. The fund known as the Marsh Equity Ownership Trust, maintained in accordance with the terms of the Trust agreement, as from time to time amended, which constitutes a part of this Plan.

         (fff) Trustee. The corporation, individual or individuals that are appointed by the Board of Directors of the Company to administer the Trust and that accept such appointment.

         (ggg) Valuation Date. The last day of each Plan Year or the date on which a special valuation is made pursuant to Section 6.14.

         (hhh) Vested Benefit. The sum of (1) the portion of a Participant's MEOP Account to which the Participant is entitled pursuant to
Section 6.7 and (2) the entire balance of the Participant's ESOP Account.

         (iii) (1) Year of Eligibility Service. A twelve consecutive-month period in which an Employee has completed 1,000 Hours of Service. The initial computation period shall be measured from the Employment Commencement Date, and subsequent computation periods shall be based on the Plan Year beginning with the Plan Year which includes the first anniversary of the Employment Commencement Date. The following Years of Eligibility Service shall be disregarded:

                           (A) In the case of any Employee who has a Break in Service, Years of Eligibility Service before such Break in Service shall not be taken into account until the Employee has completed a Year of Eligibility Service after his return.

                           (B) In the case of an Employee who, under the Plan, does not have any nonforfeitable right to his Accounts, Years of Eligibility Service before any period of consecutive one-year Breaks in Service shall not be taken into account if the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the number of such Years of Eligibility Service prior to the period of consecutive Breaks in Service.

                  (2) Year of Vesting Service. A Plan Year in which an Employee has completed 1,000 Hours of Service, except:

                           (A) In the case of any Employee who has a Break in Service, Years of Vesting Service before such Break in Service shall not be taken into account until the Employee has completed a Year of Eligibility Service after his return.

                           (B) In the case of any Employee who has five consecutive one-year Breaks in Service, Years of Vesting Service after such consecutive Breaks in Service shall not be taken into account for purposes of determining the nonforfeitable percentage of his Accounts as they existed prior to the period of consecutive Breaks in Service.

                           (C) In the case of an Employee who, under the Plan, does not have any nonforfeitable right to his Accounts, Years of Vesting Service before any period of consecutive one-year Breaks in Service shall not be taken into account if the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the number of such Years of Vesting Service prior to the period of consecutive Breaks in Service.

                           (D) Years of Vesting Service during which the Employer did not maintain the Plan shall not be taken into account.

                           (E) Years of Vesting Service prior to the Plan Year in which the Employee attains age 18 shall not be taken into account.

                                  ARTICLE III

                                  Participation

         3.1.     Participation.

                  (a)      Subject to subparagraphs (b) and (c) below:

                           (1)      Except as provided in subparagraph (a) (2)
below, an Employee shall be eligible to participate in the Plan on the date that he completes a Year of Eligibility Service or the date he attains the age of 21 years, whichever occurs later. The participation of an Employee who becomes eligible to participate under this subparagraph (a) (1) shall commence (A) on January 1 of the Plan Year in which the Employee first meets the eligibility requirements in the preceding sentence if such eligibility requirements are met during the first six months of the Plan Year, or (B) on January 1 of the Plan Year next succeeding the Plan Year in which the Employee first meets the eligibility requirements in the preceding sentence if such eligibility requirements are met during the last six months of the Plan Year.

                           (2)      Effective for individuals who first become
Employees on or after January 1, 1990, and for individuals who were Employees but not Participants prior to January 1, 1990 and are Employees on or after January 1, 1990, an Employee shall be eligible to participate in the Plan on the date that he completes six months of employment with the Employer or the date that he attains the age of 20% years, whichever occurs later. For purposes of this subparagraph (a) (2), an individual who is employed with the Employer as an Employee on the date which is six months after his Employment Commencement Date shall be considered to have completed six months of employment regardless of the number of his Hours of Service. The participation of an Employee who becomes eligible to participate under this subparagraph (a) (2) shall commence on January 1 of the Plan Year immediately following the date on which the foregoing eligibility requirements are satisfied.

An Employee otherwise entitled to commence participation on the January 1 of the Plan Year next succeeding the Plan Year in which such Employee first meets the eligibility requirements shall not commence participation on that date if he terminates his employment prior to that date, but, if he should be re-employed, shall, upon such reemployment, be treated in the same manner as a Former Participant pursuant to Section 3.3.

                  (b) Notwithstanding the foregoing, no Employee shall become a Participant unless such Employee shall submit to the Committee, in the manner and form specified by the Committee, an application for participation in the Plan which the Committee may require from time to time.

                  (c) Notwithstanding any other provision of this Plan to the contrary an Employee who is not a Participant in the Plan on December 31:
1994 shall not thereafter become eligible to participate in the Plan; provided, however, that the Accounts of each Participant and Former Participant shall thereafter continue to be credited with Income and other-adjustments in accordance with Article V until such Accounts are distributed in accordance with
Article VI.

         3.2. Termination of Participation. Participation in the Plan shall cease upon a Participant's termination of employment as an - Employee with the Employer.

         3.3. Participation upon Re-Employment. A former Employee who is re-employed shall be credited with Years of Eligibility Service -- and Years of Vesting Service prior to the termination of his employment, to the extent provided in Section 2. l(ii). Subject to -- Section 3.1(c), the former Employee shall participate again under whichever of the following rules is applicable:

                  (a) A former Participant who has not incurred a Break in Service with respect to his most recent termination of employment shall participate immediately upon re-employment as an Employee.

                  (b) A former Participant who has incurred a Break in Service with respect to his most recent termination of employment and who is re-employed as an Employee shall participate on the January 1 following the Employment Commencement Date of his re-employment.

                  (c)      Notwithstanding the foregoing subparagraphs (a) and
(b) of this Section 3.3, a former Participant whose Years of Eligibility Service prior to re-employment are excluded pursuant to subparagraph (B) of Section 2.l(ii) (1) shall be treated as a new Employee and shall commence participation as provided in Section 3.1.

         3.4. Agreement to Terms of Plan. Upon becoming a Participant, an Employee shall be bound by the terms of the Plan and Trust, -- including all amendments thereto.

                                   ARTICLE IV

                          Contributions and Forfeitures

         4.1.     Employer Contributions:

                  (a) The Employer anticipates making contributions to the Plan each year. The amount of such contributions shall be determined annually by the Employer, but the Employer shall not be required to contribute to the Plan in any particular year.

                  (b) Unless otherwise designated by the Employer, Employer contributions shall be conditioned upon the initial qualification of the Plan under the Code and upon the deductibility of the contribution under Section 404 of the Code. Contributions shall be returned to the Employer only under the conditions specified in Article VII.

                  (c) Effective January 1, 1995, the Employer intends to permanently discontinue any contributions to the Plan.

         4.2. Employee Contributions. No Participant shall be required or permitted to make contributions to the Plan.

         4.3.     Forfeitures:

                  (a) If a Participant terminates employment for any reason other than normal retirement, delayed retirement, disability or death, the portion of his MEOP Account that is not vested as described in Section 6.7 shall be subject to becoming a Forfeiture. Such non-vested portion of a Participant's MEOP Account shall become a Forfeiture at such time as the Participant (1) incurs five (5) consecutive Breaks in Service or (2) receives a "cash-out" of his nonforfeitable benefit pursuant to Section 4.3(c).

                  (b) Upon any termination of a Participant's employment (other than for normal retirement, delayed retirement, disability or death), the portion of the Participant's MEOP Account subject to becoming a Forfeiture (if any), as described in Section 4.3(a) above, shall be maintained in the Participant's MEOP Account (together with the vested portion thereof) and shall continue to receive allocations of Income and other earnings pursuant to Section
5.2 (if not segregated pursuant to Section 5.1) until it becomes a Forfeiture and is allocated to the Loan Amortization Account (or as otherwise provided in Section 5.2(a) hereof). If the terminated Participant returns to the employ of the Employer before the potential Forfeiture becomes a Forfeiture pursuant to
Section 4.3(a), the potential Forfeiture (together with any Income allocated thereto) shall remain in the Participant's MEOP Account. A potential Forfeiture (together with any Income allocated thereto) that becomes a Forfeiture shall become available for allocation pursuant to Section 5.2(a) as of the end of the Plan Year in which such amount becomes a Forfeiture. If only a portion of a Participant's MEOP Account becomes a Forfeiture, any Financed Shares allocated to such Participant's MEOP Account may be forfeited only after (1) the Participant's MEOP Other Investments Sub-Account and (2) Company Stock in the Participant's MEOP Company Stock Sub-Account other than Financed Shares are forfeited.

                  (c) After any termination of a Participant's employment with the Employer and with all Affiliated Companies occurs (other than for normal retirement, delayed retirement, disability or death), but no later than the end of the Plan Year following the Plan Year in which such termination occurs, the Participant shall receive a "cash-out" of his Vested Benefit (as determined pursuant to Section 6.7); provided, however, that such cash-out of a Participant's Vested Benefit shall not be made in the absence of written consent thereto by the Participant if the Vested Benefit is greater than $3,500. A Participant having a Vested Benefit of zero shall be deemed to have been cashed out hereunder at the same time that he would have received a cash-out distribution if his Vested Benefit had been greater than zero. Upon such a cash-out of the Participant's Vested Benefit, the nonvested portion of his MEOP Account shall immediately become a Forfeiture and be allocated at the time and in the manner provided in Section 5.2(a).

                 If a Participant receives such a cash-out of his Vested Benefit which is less than his Aggregate Account Balance, and later resumes employment covered under the Plan, before the last day of the Plan Year in which the Participant incurs five (5) consecutive Breaks in Service, the Participant's previous balance in his MEOP Account at the time of the cash-out shall be restored, with no adjustment for Income or other earnings, and all Years of Vesting Service, whether before or after the cash-out date, shall be counted for purposes of determining the Participant's vested percentage in the restored MEOP Account balance. The number of shares of Company Stock restored to the Participant's MEOP Company Stock Sub-Account shall be the number of shares which can be purchased, based on the market value per share on the date of the restoration, for a sum equal to the market value of the shares in the Participant's MEOP Company Stock Sub-Account on the last day of the fiscal quarter immediately preceding the date of the cash-out.

                 Forfeitures which have become available for allocation during the Plan Year in which restoration of a cash-out occurs shall first be allocated (to the extent required) to restore the Participant's MEOP Account balance, and any remaining Forfeitures shall be allocated as provided in Section 5.2(a). If available Forfeitures are insufficient to restore the Participant's MEOP Account balance, the difference shall be provided by a special Employer contribution. The foregoing special contribution and allocation of Forfeitures shall not be considered as part of the annual Addition for that Participant in connection with the limitations of
Section 5.3 hereof.


         4.4. Time of Payment of Employer Contributions. All contributions by the Employer to the Plan shall be paid to the Trustee, and payment of such contributions for each fiscal year of the Employer shall be made not later than the date prescribed by law for filing the Employer's federal income tax return, including extensions which have been granted for the filing of such return.

         4.5. Form of Contribution. Employer contributions shall be made in cash, shares of Company Stock, or such other property as the Board of Directors of the Employer may from time to time determine. The Employer may direct all or any portion of a cash contribution to the Stock Purchase Account, which shall be used to purchase Company Stock on or before the time specified in Section 4.4 for payment of Employer contributions to the Trust. The Employer may further direct all or any portion of a cash contribution to the Loan Amortization Account, which shall be used to repay principal and interest on any Acquisition Loan. Shares of Company Stock shall be valued at their fair market value at the time of their contribution in kind or purchase through the Stock Purchase Account, as the case may be.

         4.6. Employer Top-Heavy Special Contributions. For each Top-Heavy Plan Year, the Employer shall make a special contribution to the Trust in an amount sufficient to provide for allocation of the Minimum Benefit to each Non-Key Employee pursuant to Section 5.4.

         4.7. Rollover Contributions. No rollover contributions to the Plan shall be permitted.

         4.8. Acquisition Loans. Should the Trustee acquire Company Stock with the proceeds of an Acquisition Loan, the following provisions shall apply with respect to such Acquisition Loan:

                  (a) the Acquisition Loan must be at a reasonable rate of interest and without recourse against the Trust;

                  (b) any collateral pledged to the creditor by the Trust shall consist only of the Company Stock purchased with the proceeds of the Acquisition Loan and Company Stock that was used as collateral for a prior Acquisition Loan being repaid with the proceeds of the current Acquisition Loan; provided, however, that, in addition to such collateral, the Employer or its shareholders may guarantee or provide collateral for repayment of the Acquisition Loan;

                  (c) the terms of the Acquisition Loan must be at least as favorable to the Plan as the terms of a comparable loan resulting from arms-length negotiations between independent parties;

                  (d) under the terms of the Acquisition Loan, the creditor shall not have any right to assets of the Trust other than (1) collateral given for the Acquisition Loan, (2) Employer contributions to the Loan Amortization Account, and (3) amounts earned on such collateral and on the investment of contributions to the Loan Amortization Account;

                  (e) upon the payment of any portion of the balance due on the Acquisition Loan, the Company Stock originally pledged as collateral for such repaid portion shall be released from the encumbrance and allocated as provided in Section 5.2(c) (1);

                  (f) the Acquisition Loan must be for a specific term and may not be payable at the demand of any person except in the case of default;

                  (g) in the event of default on an Acquisition Loan, the value of the Plan assets transferred in satisfaction of such Acquisition Loan must not exceed the amount of default. If the lender is a "disqualified personal" (as defined in Section 4975(e) (2) of the Code) the Acquisition Loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Acquisition Loan; and

                  (h) the Acquisition Loan must be for the primary benefit of Participants and their Beneficiaries, and the proceeds of the Acquisition Loan must be used within a reasonable time after their receipt either (1) to acquire Company Stock (2) to repay the Acquisition Loan, or (3) to repay a prior Acquisition Loan.

                                   ARTICLE V


                      Allocations to Participants' Accounts

         5.1. Individual Accounts. The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant, Former Participant, and Beneficiary. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust to each Account shall not be required.

         5.2. Account Adjustments. The Accounts of Participants shall be adjusted in accordance with the following:

                  (a)      Forfeitures and Employer Contributions:

                           (1)      As of the last day of each Plan Year, the
Account of each Participant who is an Employee on that date and who has attained a Year of Vesting Service during such Plan Year shall be credited with his share of the contributions made by the Employer for the Plan Year, as provided in this
Section 5.2. Any Forfeitures shall be used first to restore forfeited Account balances eligible for such restoration in accordance with Section 4.3, and then to reduce Employer contributions to the Loan Amortization Account. If Forfeitures exceed the amount necessary to make any required restoration and to make any required contribution to the Loan Amortization Account under the terms of an Acquisition Loan, such excess shall be allocated to the MEOP Accounts of Participants as provided in Section 5.2(a) (2).

                           (2)      Contributions in cash to the Stock Purchase
Account or to the Loan Amortization Account (and Forfeitures which reduce such contributions) shall not be allocated to the Accounts of Participants, but Company Stock purchased from the Stock Purchase Account, released from the Suspense Account, or contributed in kind shall be allocated to the MEOP Company Stock Sub-Accounts of Participants as provided in Section 5.2(c) (1). All contributions made after the end of the Plan Year, but within the time limit specified in Section 4.4, shall be allocated as of the last day of the Plan Year. Company Stock purchased from the Stock Purchase Account, released from the Suspense Account, contributed in kind or arising from Forfeitures remaining for allocation to the MEOP Company Stock Sub-Accounts shall be allocated to Participants eligible for such an allocation (in accordance with this Section 5.2(a)) in the proportion that each such Participant's Compensation for such Plan Year bears to the total Compensation for the Plan Year of all Participants entitled to share in the contribution.

         (b) Income. As of the last day of each Plan Year (and on any other Valuation Date, as specified in Section 2.l(gg)), the Income of the Trust for such Plan Year shall be allocated to the

MEOP Other Investments Sub-Accounts and ESOP Other Investments Sub-Accounts of Participants (collectively, the "Other Investments Sub-Accounts"), as follows:


                  (1) to a Participant's MEOP Other Investments Sub-Account in the proportion that the balance of such Sub-Account at the beginning of the Plan Year bears to the aggregate beginning balances of the MEOP and ESOP Other Investments Sub-Accounts of all Participants, but only after first reducing each such balance as described below;

                  (2) to a Participant's ESOP Other Investments Sub-Account in the proportion that the balance of such Sub-Account at the beginning of the Plan Year bears to the aggregate beginning balances of the MEOP and ESOP Other Investments Sub-Accounts of all Participants, but only after first reducing each such balance as described below.

Prior to the allocations described above, each beginning MEOP Other Investments Sub-Account balance and ESOP Other Investments Sub-Account balance shall be reduced, respectively, by distributions from each such Sub-Account during the Plan Year and debits to each such Sub-Account for purchases of Company Stock as provided in Section 5.2(c) (2) and Section 5.5(c), respectively.

         (c) Participants' MEOP Sub-Accounts. Each Participant's MEOP Account shall be composed of both a MEOP Company Stock Sub-Account and a MEOP Other Investments Sub-Account as follows:

                  (1) As of the last day of the Plan Year, the MEOP Company Stock Sub-Account of each Participant shall be credited with his allocated share of Company Stock (including fractional shares) purchased and paid for by the Trust, purchased from the Stock Purchase Account, released from the Suspense Account as hereinafter provided, contributed in kind by the Employer or arising from Forfeitures remaining for allocation to the MEOP Company Stock Sub-Accounts; and with stock dividends on Company Stock held in his MEOP Company Stock Sub-Account. Contributions in kind of Company Stock, Company Stock released from the Suspense Account, Company Stock purchased from the Stock Purchase Account and Forfeitures of Company Stock from the MEOP Company Stock Sub-Accounts of terminated participants shall be allocated among the MEOP Company Stock Sub-Accounts of Participants in proportion to Compensation in the ratios described in Section 5.2(a) (2). Company Stock purchased and paid for by the Trust (other than Financed Shares or Company Stock - purchased from the Stock Purchase Account) shall be allocated among the MEOP and ESOP Company Stock Sub-Accounts of Participants as follows:

                           (A) to a Participant's MEOP Company Stock Sub-Account in the proportion that the balance of such Participant's MEOP Other Investments Sub-

                  Account bears to the aggregate balances of the MEOP and ESOP Other Investments Sub-Accounts of all Participants at the beginning of the Plan Year (reduced as described below), and

                           (B) to a Participant's ESOP Company Stock Sub-Account in the proportion that the balance of such Participant's ESOP Other Investments Sub-Account bears to the aggregate balances of the MEOP and ESOP Other Investments Sub-Accounts of all Participants at the beginning of the Plan Year (reduced as described below).

Prior to the allocations described above, each beginning MEOP and ESOP Other Investments Sub-Account balance shall be reduced, respectively, by distributions from each such Sub-Account during the Plan Year.

                  Any shares of Company Stock sold by the Trust shall be deemed to come from the MEOP Company Stock Sub-Accounts and the ESOP Company Stock Sub-Accounts of the Participants on a pro rata basis and shall be debited from such Sub-Accounts as of the last day of the Plan Year. Any distributions in kind of Company Stock during the Plan Year shall be debited first from the ESOP Company Stock Sub-Account, and then from the MEOP Company Stock Sub-Account, of the Participant receiving the distribution. The Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's MEOP and ESOP Company Stock Sub-Accounts.

                  (2) As of the last day of the Plan Year, the MEOP Other Investments Sub-Account of each Participant shall be credited (or debited) with its share of the Income of the Trust, with the proceeds of any Company Stock in his MEOP Company Stock Sub-Account which is sold, with cash dividends on Company Stock in his MEOP Company Stock Sub-Account (or debited with distributions of such dividends pursuant to-Section 6.11), with contributions in cash or property (other than Company Stock) in excess of the total amount thereof allocated to the Loan Amortization Account and to the Stock Purchase Account, and with cash Forfeitures from the MEOP Other Investments Sub-Accounts of terminated Participants. Cash used by the Trust to purchase Company Stock (other than Financed Shares or Company Stock purchased from the Stock Purchase Account) shall be debited from the MEOP and ESOP Other Investments Sub-Accounts of Participants as follows:

                           (A) from Participant's MEOP Other Investments Sub-Amount in the proportion that the balance of such Sub-Account bears to the aggregate balances of the MEOP and ESOP Other Investments Sub-Accounts of all Participants at the beginning of the Plan Year (reduced as described below), and

                           (B) from Participant's ESOP Other Investments Sub-Account in the proportion that the balance of such Sub-Account bears to the aggregate balances of the MEOP and ESOP Other Investments Sub-Accounts of all Participants at the beginning of the Plan Year (reduced as described below).

Prior to the allocations described above, each beginning MEOP and ESOP Other Investments Sub-Account balance shall be reduced, respectively, by distributions from each such Sub-Account during the Plan Year.

         (d) Participants' ESOP Sub-Accounts. Each Participant's ESOP Account established pursuant to Section 5.5 shall consist of both an ESOP Company Stock Sub-Account and an ESOP Other Investments Sub-Account which shall be adjusted in the manner provided in Section 5.5.

         (e) Loan Amortization Account. A Loan Amortization Account shall be established. in the case of an Acquisition Loan to purchase Financed Shares of Company Stock pursuant to Section 4.8, which account shall be debited for the repayment by the Trust of the Acquisition Loan (including principal and interest), and shall be credited with all Employer contributions in cash earmarked to meet the obligations of the Trust under the Acquisition Loan, earnings on such contributions, Forfeitures that are applied pursuant to Section 5.2(a) to reduce Employer contributions to the Loan Amortization Account, and cash, dividends on Company Stock held in the Trust that are used to repay the Acquisition Loan pursuant to Section 5.2(h).

         (f) Financed Shares. Company Stock acquired by the Trust through an Acquisition Loan ("Financed Shares") shall be held in the Suspense Account, and the total number of shares to be allocated each Plan Year to the MEOP Company Stock Sub-Accounts of Participants shall be determined by multiplying the total number of shares purchased with the Acquisition Loan (or, in years subsequent to such purchase, the number of Financed Shares held in the Suspense Account immediately preceding the date of such allocation) by a fraction, the numerator of which is the total amount of principal and interest payments made on the Acquisition Loan by the Trust for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest payments to be made for all future Plan Years on the Acquisition Loan. For purposes of determining this fraction, if the interest rate under the Acquisition Loan is variable from period to period based upon fluctuating indices outside of the terms of the Acquisition Loan, then the interest to be paid in future years shall be computed using the interest rate applicable as of the end of the current Plan Year. In the discretion of the Committee, the number of shares to be allocated shall be determined solely with reference to principal payments in the above formula if (1) the Acquisition Loan provides for payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payment of such amounts for ten (10) years, (2) the disregarded interest is determined to be interest under standard loan amortization tables, and (3) the term of the Acquisition Loan does not exceed ten (10) years, whether initially or by reason of renewal, extension or refinancing of the Acquisition Loan.

         Financed Shares thus released from the Suspense Account shall be allocated to the MEOP Company Stock Sub-Accounts of those Participants entitled to share in such allocation under Section 5.2(a) in the following manner:

                  (1) First, with respect to Financed Shares released by reason of Employer contributions used to repay the Acquisition Loan, in the manner provided in Section 5.2(a); and

                  (2) Second, with respect to Financed Shares released by reason of the application of dividends on Company Stock, in accordance with the provisions of Section 5.2(h).

         (g) Stock Purchase Account. A single Stock Purchase Account shall be, established for Employer contributions in cash earmarked for investment in Company Stock. The Stock Purchase Account shall be credited at the time of any Employer contributions designated for such Stock Purchase Account pursuant to
Section 4.5, and with Forfeitures pursuant to Section 5.2(a). It shall be debited at the time and in the amount of purchases of Company Stock from such Stock Purchase Account. Any earnings on assets in the Trust represented by cash contributions to the Stock Purchase Account prior to use of 'such assets to purchase Company Stock shall be allocated for each Plan Year as Income in accordance with Section 5.2(b).

         (h) Dividends on Company Stock. Cash dividends on Company Stock shall be allocated in the following manner:

                  (1) Dividends paid. on shares of Company Stock allocated to Participants' MEOP Company Stock Sub-Accounts or held in the Suspense Account shall (as required by applicable Acquisition Loan documentation or, if not so required, as determined by the Committee) be used by the Trustee, as directed by the Committee, to repay the balance of an outstanding Acquisition Loan. Any Financed Shares released from the Suspense Account by reason of such dividends shall be allocated in the following manner:

                           (A) First, if cash dividends paid with respect to shares allocated to a Participant's MEOP Company Stock Sub-

                                    Account are used to repay an Acquisition
                                    Loan, then Company Stock with a fair market value equal to the amount of such dividends must be allocated to such Participant's MEOP Company Stock Sub-Account.

                           (B) Second, if any Financed Shares released by reason of such dividends (whether paid on Company Stock allocated to MEOP Company Stock Sub-Accounts or on Company Stock held in the Suspense Account) remain after the allocation described in clause (A), these shares shall be allocated to the MEOP Company Stock Sub-Accounts of Participants, pro rata, according to the balance of each MEOP Company Stock Sub-Account as of the immediately preceding Valuation Date, reduced in each case by the amount of any charge to said MEOP Company Stock Sub-Account since the next preceding Valuation Date.

                  (2) Except as provided in Section 5.2(h) (1) in the case of dividends used to repay an Acquisition Loan, any cash dividends with - respect to shares of Company Stock allocated to Participants, MEOP Company Stock Sub-Accounts as of the beginning of the Plan Year (and not distributed during the Plan Year) shall be allocated among and credited to the MEOP Other Investments Sub-Accounts of the Participants; provided, however, that the dividends so allocated shall be allocated among and credited to such MEOP Other Investments Sub-Accounts, pro rata, according to the number of shares of Company Stock. held in the respective MEOP Company Stock Sub-Accounts of the Participants as of the beginning of the Plan Year (reduced by distributions of Company Stock).

                  (3) Any cash dividends with respect to shares of Company Stock allocated to Participants, ESOP Company Stock Sub-Accounts as of the beginning of the Plan Year (and not distributed during the Plan Year) shall be allocated among and credited to the ESOP Other Investments Sub-Accounts of the Participants; provided, however, that the dividends so allocated shall be allocated among and credited to such ESOP Other Investments Sub-Accounts, pro rata, according to the number of shares of Company Stock held in the respective ESOP Company Stock Sub-Accounts of the Participants as of the beginning of the Plan Year (reduced by distributions of Company Stock).

                  (4) Cash dividends which are distributed to a Participant pursuant to Section 6.11 shall be debited from the MEOP or ESOP Other Investments Sub-Account of such distributees, as appropriate, unless such cash dividends are paid directly to Participants by the Company.

                          (5)      Cash dividends on Company Stock not otherwise
allocated pursuant to subparagraphs (l), (2), (3) and (4) of this Section 5.2(h) shall be allocated for each Plan Year as Income.

                 (i)      If an interim valuation Date is selected pursuant to
Section 6.14, the foregoing allocation rules contained in this Section 5.2 shall be applied for the period commencing on January 1 of that Plan Year and ending on the interim Valuation Date, taking into account only principal and interest paid on the Acquisition Loan and Compensation of Participants during that period. A similar allocation shall be made for the period commencing on the interim Valuation Date and ending on December 31 of the Plan Year, taking into account only principal and interest paid on the Acquisition Loan and Compensation of Participants during that period.

         5.3. Overall Limitation of Benefits and Contributions. Notwithstanding anything contained herein to the contrary, the Additions and benefits under this Plan and any defined benefit plan of the Employer shall be limited as set forth in sub-paragraphs (a) and (b) below. For purposes of this
Section 5.3, all employers which are required to be aggregated with the Employer under Section 414(b), (c) or (m) of the Code shall be treated as a single Employer.

                  (a)      Maximum Additions:

                           (1)      The total Additions made to the Accounts of
a Participant for any Plan Year shall not exceed the lesser of the "defined contribution plan dollar limitation" or 25 percent (25%) of the Participant's
Section 415 Compensation for such Plan Year. Effective January 1, 1987, the "defined contribution plan dollar limitation" shall be the greater of (A) $30,000, or (B) one-fourth of the defined benefit dollar limitation set forth in
Section 415(b) (1) (A) of the Code as in effect for the Plan Year. Prior to January 1, 1987, the "defined contribution plan dollar limitation shall be $30,000. The defined contribution plan dollar limitation, as described above, shall be adjusted from time to time to correspond to the amount prescribed by law under Code Section 415(c) (1) (A) or by the Secretary of the Treasury pursuant to Code Section 415(d).

                           (2)      If, at the time of the determination of such
no If, more than one-third (l/3) of the Employer's contributions deductible under Code Section 404(a) (9) for' the Plan Year are allocated to the Accounts of Highly Compensated Employees, then the defined contribution plan dollar limitation (as adjusted) described in subparagraph (a) (1) above shall be equal to the sum of:

                                    (A)      the defined contribution plan
                           dollar limitation (as adjusted) described in subparagraph (a) (1) determined without regard to this subparagraph (2) plus

                                    (B)      the lesser of the amount determined
                           under clause (A) above or the amount of Company Stock contributed in kind to the Plan or purchased from the Stock Purchase Account for the Plan Year;

provided, however, that, effective for Plan Years beginning after July 12, 1989, this subparagraph (a) (2) shall not apply.

                           (3)      If, in any year, as the result of the
allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, or other facts and circumstances to which Treasury Regulation
Section 1.415-6(b) (6) shall be applied, the annual Addition exceeds the limits provided in this Section 5.3, such excess amounts shall be held in a suspense account. The amounts in such suspense account shall be allocated to Participant Accounts as of each Valuation Date commencing in the next Plan Year until the suspense account is exhausted, the allocation to be analogous to that provided in Section 5.2(a) with respect to Employer contributions. Income shall not be allocated to such suspense account. Employer contributions for the succeeding Plan Years shall be reduced by the amounts so allocated from the suspense account in each such Plan Year.

                  (b) Multiple Plan Reduction. In addition to this Plan, the Employer maintains the Employees, Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries (the "Pension Plan"), a defined benefit plan, and the Marsh Supermarkets, Inc. 401(k) Plan (the "40l(k) Plan"), a profit sharing plan containing a salary reduction arrangement qualifying under Section 401(k) of the Code. Any adjustment required by Section 415(e) of the Code for any Plan Year shall be made in the manner described in this Section 5.3(b) in addition to and independent of the limitation pursuant to Section 5.3(a).

         If an Employee is a Participant in this Plan and in the Pension Plan, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.0. The defined benefit plan fraction for any plan year is a fraction:

                           (1) the numerator of which is the projected annual benefit of the Participant under the defined benefit plan (determined as of the close of the plan year), and

                           (2)      the denominator of which is the lesser of:

                                    (A)      the product of 1.25 multiplied by
                           the maximum dollar limitation in effect under Section 415(b) (1) (A) of the Code for such year, or

                                    (B)      the product of 1.4 multiplied by
                           the amount which may be taken into account under
                           Section 415(b) (1) (B) of the Code for such year.

The defined contribution plan fraction for any Plan Year is a fraction:

                           (1) the numerator of which is the sum of the annual Additions to the Participant's Accounts as of the close of the Plan Year (and annual additions to the 401(k) Plan and any other defined contribution plan heretofore or presently maintained by the Employer for that Plan Year and all prior Plan Years), and

                           (2) the denominator of which is the sum of the lesser of the following amounts determined separately for such Plan Year and each prior Plan Year while the Participant was employed by the Employer (whether or not the Plan was in existence):

                                    (A)      the product of 1.25 multiplied by
                           the dollar limitation in effect under Section 415(c)
                           (l) (A) of the Code for such year, or

                                    (B)      the product of 1.4 multiplied by
                           the amount which may be taken into account under
                           Section 415(c) (1) (B) of the Code for such year.

         At the election of the Committee, in applying the limitation in the preceding paragraph with respect to the defined contribution plan fraction for any plan year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all plan years ending before January 1, 1983 shall be an amount equal to the product of:

                  (1)      the amount of the denominator determined under
         Section 415(e) (3) (B) of the Code (as in effect for the plan year ending in 1982) for the plan year ending in 1982 (including the maximum possible additions for all years of service prior to such plan year), multiplied by

                  (2) the "transition fraction," which shall mean a fraction:

                           (A)      the numerator of which is the lesser of

                                    (i)      $51,875 or

                                    (ii)     1.4 multiplied by twenty-five
                           percent (25%) of the Participant's compensation for the plan year ending in 1981; and

                           (B)      the denominator of which is the lesser of

                                    (i)      $41,500 or

                                    (ii)     twenty-five percent (25%) of the
                                             Participant's compensation for the
                                             plan year ending in 1981.

         If the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Participant exceeded 1.0 on November 30, 1987, as a result of the adjustment to the defined benefit plan fraction resulting from the amendment to Section 415(b) (1) (2) (C) of the Code, there shall be permanently subtracted from the numerator of the defined contribution plan fraction the product of (a) the excess of the sum of the defined benefit plan fraction on November 30, 1987 (computed as if Section 415(b) (1) (2) (C) were effective on that date) and the defined contribution plan fraction on that date over 1.0, multiplied by (b) the denominator of the defined contribution plan fraction on that date. This reduction in the numerator shall not require any reduction in the permissible annual addition.

         If the sum of the defined benefit plan fraction and the defined contribution plan fraction exceeds 1.0 in any Plan Year for any Participant in this Plan (after subtracting the adjustment required by the preceding paragraph as of November 30, 1987), the Employer shall adjust the numerator of the defined benefit plan fraction by first reducing the projected annual benefit of such Participant under the Pension Plan (but not to a figure less than the accrued benefit of such participant at the beginning of such plan year) so that the sum of such fractions shall not exceed 1.0, as provided in the Pension Plan. If the projected annual benefit is reduced to the level of the accrued benefit at the beginning of the plan year, and the sum of both fractions remains in excess of 1.0, the remaining reduction to a sum of 1.0 shall be accomplished by reducing the numerator of the defined contribution plan fraction. If an adjustment is required under this paragraph to reduce the numerator of the defined contribution plan fraction, such reduction shall first be implemented by reducing annual additions under the 401(k) Plan, commencing with a distribution of elective deferrals, as provided in the 401(k) Plan; and if further adjustment is required, by reducing Additions that would otherwise be made to the Accounts of the Participant in this Plan. Any reduction in the permissible annual Addition as a consequence of this latter adjustment shall be reallocated to eligible Participants as a Forfeiture, or placed in a suspense account, in the same manner as specified in Section 5.3(a) for any excess resulting from the limitation expressed therein.

         For purposes of this Section 5.3(b), the "accrued benefit" of a participant shall be as defined in the Pension Plan. The "projected annual benefit,, of a participant shall mean the normal retirement benefit to which the participant would be entitled under the Pension Plan, assuming that he continues in service until normal retirement age and that his compensation (and all other relevant factors used to determine benefits) remain the same as in the current plan year.

                  (c) Adjustments for Top-Heavy Plan Year. For any Top-Heavy Plan Year, 1.0 shall be substituted for 1.25 in the determination of the denominator of both the defined contribution fraction and the defined benefit fraction, and $41,500 shall be substituted for. $51,875 in determining the numerator of the "transition fraction", pursuant to Section 5.3(b). The foregoing substitutions shall not be required if the Plan is not a Super Top-Heavy Plan, and a total Minimum Benefit is provided:

                           (1) to all Non-Key Employee Participants who do not participate in the defined benefit plan, in accordance with Section 5.4(a), substituting four percent (4%) for three percent (3%), and

                           (2) to all Non-Key Employee Participants who also participate in,, the defined benefit plan, either in accordance with Section 5.4(b), but substituting seven and one-half percent (7-l/2%) for five percent (5%) ' or in accordance with the defined benefit plan, by providing a minimum pension benefit (as described in Treasury Regulation 1.416-1, Q&A M-14), which is the product of:

                                    (A)      the Non-Key Employee's average
                           annual compensation for the period of consecutive years (not exceeding five) when the Employee had the highest aggregate compensation from the Employer and

                                    (B)      the lesser of three percent (3%)
                           per year of service with the Employer or thirty percent (30%).

If the foregoing substitution of 1.0 for 1.25 and $41,500 for $51,875 causes the
1.0 limitation on the sum of the defined contribution plan fraction and the defined benefit plan fraction to be exceeded for any Participant in a Top-Heavy Plan Year, and if the extra Minimum Benefit under the preceding paragraph is not provided to all Non-Key Employees, each such Participant shall be subject to the following restrictions (in lieu of the adjustments pursuant to Section 5.3(b)) for each future Plan Year until the 1.0 limitation is satisfied:

                           (1) the Participant's accrued benefit under the defined benefit plan shall not increase; and

                           (2) no Employer contributions may be credited to the Participant's Accounts.

         5.4. Allocation of Top-Heavy Special Contribution to Provide Minimum Benefit:

                  (a) For any Top-Heavy Plan Year, the special contribution described in Section 4.6 shall be allocated to the MEOP Account of each Non-Key Employee in an amount sufficient to provide the Minimum Benefit described by the following test:

         The sum of Employer contributions allocated during the Plan Year to the MEOP Account of each Participant who is a Non-Key Employee shall be at least as great as a percentage of such Non-Key Employee's Section 415 Compensation (limited to $200,000, as adjusted from time to time pursuant to Section 415(d) of the Code; and, after December 31, 1993, limited to $150,000, as adjusted from time to time pursuant to Section 401(a) (17) of the Code) that is equivalent to the highest ratio for a Key Employee for that Plan Year of:

                           (1) Employer contributions allocated to the MEOP Account of the Key Employee to

                           (2) the Section 415 Compensation of the Key Employee .(limited to $200,000, as adjusted from time to time pursuant to Section 415(d) of the Code; and, after December 31, 1993, limited to $150,000, as adjusted from time to time pursuant to Section 401(a) (17) of the Code);

provided, however, that such percentage shall not exceed three percent (3%).

This Minimum Benefit shall be provided in every Top-Heavy Plan Year to each Participant who is a Non-Key Employee and who has not terminated employment with the Employer as of the end of the Plan Year, regardless of whether such Participant attained a Year of Vesting Service during such Plan Year.

                  (b) For any Top-Heavy Plan Year, if the Plan is part of a Required Aggregation Group (as that term is defined in Section 13.2(d)) that includes a defined benefit pension plan, the minimum benefit required by Section 416 of the Code shall be provided to each Participant who is a Non-Key Employee and who participates in both this Plan and the defined benefit plan in the following manner:

                           (1)      For those Participants to whom the defined
benefit minimum benefits are accruing under the terms of the defined benefit plan, and in accordance with Section 416(c) (1) of the Code, no Minimum Benefit shall be provided under this Plan.

                           (2)      For those Participants to whom such defined
benefit minimum benefits are not accruing, the Employer shall contribute to the MEOP Account of each such Non-Key Employee an amount sufficient to provide a Minimum Benefit so that Employer contributions for the Plan Year allocated to the MEOP Account of such Non-Key Employee equal five percent (5%) of such Non-Key Employee's Section 415 Compensation (limited to $200,000, as adjusted from time to time pursuant to Section 415(d) of the Code; and, after December 31, 1993, limited to $150,000, as adjusted from time to time pursuant to Section 401(a) (17) of the Code).

                 (c) For purposes of this Section 5.4, the term "Employer contributions" shall not include any Forfeitures, but shall include Company Stock released and' allocated from the Suspense Account or from the Stock Purchase Account, Company Stock contributed in kind, and cash contributions allocated to the Other Investments Sub-Accounts.

         5.5.     ESOP Account:

                  (a) Effective December 30, 1988, as a result of the merger of the ESOP into this Plan, there was established under the Plan for each Participant in the ESOP on such date, an account in the Trust to be known as the Participant's ESOP Account. Such ESOP Account consists of two Sub-Accounts: an ESOP Company Stock Sub-Account and an ESOP Other Investments Sub-Account. Effective December 30, 1988, the assets and liabilities under the ESOP and the ESOP Trust were transferred to this Plan and Trust and allocated to the ESOP Accounts established in accordance with this Section 5.5(a). The balance in a Participant's ESOP Account shall be fully vested and nonforfeitable.

                  (b) Subject to Section 5.2(c) (l), as of the last day of the Plan Year, the ESOP Company Stock Sub-Account of each Participant shall be credited (or debited) with the Company Stock purchased with any balance in the ESOP Other Investments Sub-Account (in accordance with Section 5.2(c) (1) (B)) and with stock dividends on Company Stock in the ESOP Company Stock Sub-Account; and will be debited for any sale of Company Stock in the proportion that the balance of the Participant's ESOP Company Stock Sub-Account bears to the aggregate balances of the MEOP Company Stock Sub-Accounts and the ESOP Company Stock Sub-Accounts of all Participants immediately prior to the sale.

                  (c) Subject to Section 5.2(c) (2), as of the last day of the Plan Year, the ESOP Other Investments Sub-Account of each Participant shall be credited (or debited) with its share of the

Income of the Trust, with the proceeds of any Company Stock in the Participant's ESOP Company Stock Sub-Account which is sold, and with cash dividends on Company Stock in the ESOP Company Stock Sub-Account (or debited with distributions of such dividends pursuant to Section 6.11); and will be debited for any purchase of Company Stock (other than Financed Shares or Company Stock purchased from the Stock Purchase Account) in accordance with Section 5.2(c) (2) (B).

                  (d) Except as provided in this Section 5.5 or when the context clearly requires otherwise, a Participant's ESOP Account, ESOP Other Investments Sub-Account and ESOP Company Stock Sub-Account, and the assets held thereunder, shall be subject to the provisions of the Plan in the same manner, respectively, as the Participant's MEOP Account, MEOP Other Investments Sub-Account, and MEOP Company Stock Sub-Account, and the assets held thereunder, including (but not limited to) the voting rights and tender offer provisions of Sections 7.3 and 7.4.

                                   ARTICLE VI

                                    Benefits

         6.1. Time for Distribution. Distribution of benefits to a Participant or Beneficiary shall occur at the date specified in whichever is applicable of subparagraphs (a), (b) or (c), subject to the override provisions of subparagraphs (d), (e), (f) and (g) of this Section 6.1:

                  (a) Retirement. Distribution shall occur no later than the end of the 60-day period after the close of the Plan Year in which a Participant retires on or after his Normal Retirement Date.

                  (b) Death or Disability. Distribution shall occur no later than the end of the Plan Year immediately following the Plan Year in which occurs:

                           (1) the Disability Benefit Date of a Participant who terminates employment with the Employer (or a Former Participant who terminates employment with an Affiliated Company) by reason of his total and permanent disability, as provided in Section 6.5, or

                           (2) a Participant's termination of employment with the Employer (or a Former Participant's termination of employment with an Affiliated Company) by, reason of his death.

                  (c) Other Termination. If the Participant's employment with the Employer and with all Affiliated Companies is terminated other than for disability, normal retirement, delayed retirement or death, distribution shall occur at the time provided in Section 4.3(c) for a "cash out" of such Participant's benefits.

                  (d) Administrative Extension. In the event that due to administrative delays it is not possible for the Committee to calculate the value of the benefit to be distributed to a Participant pursuant to subparagraph
(a), (b) or (c) above, then distribution shall be deferred until such calculation can be made, but may not be deferred for a longer time than is prescribed in applicable regulations under ERISA or the Code.

                  (e) Age 70 1/2. Distribution shall occur not later than the April 1 next following the calendar year in which a Participant attains age 70 1/2, whether or not the Participant remains in the employ of the Employer or an Affiliated Company.

                  (f) Option to Delay. Except for a distribution because of a Participant's death, any distribution to a Participant who has a Vested Benefit which exceeds, or has ever exceeded at the time of any prior distribution, $3,500 shall require such Participant's prior written consent if such distribution occurs prior to Normal Retirement Date. With regard to this required consent:

                           (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit (including the right to receive entirely cash or Company Stock as provided in Section 6.10).

                           (2) The Participant must be informed of his right to defer receipt of the distribution.

                           (3) Except as provided in paragraph (6) below, notice of the rights specified in paragraph (1) and
                           (2) of this Section 6.1(f) shall be provided to the Participant no less than 30 days and no more than 90 days before the date when the distribution is scheduled to be made.

                           (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the date when the distribution is made.

                           (5) No consent shall be valid if a significant detriment is imposed under t. he Plan on any Participant who does not consent to the distribution.

                           (6)      Notwithstanding the requirements of
                           paragraph (3) of this Section 6.1(f), a distribution may be made less than 30 days after the notice specified in paragraphs (1) and (2) of this Section 6.1(f) and the notice regarding a Direct Rollover required by Section 402(f) of the Code are given, provided that:

                                            (i)      the notice clearly informs
                                    the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                                            (ii)     the Participant, after
                                    receiving the notice, affirmatively elects to receive a distribution.

                  (g) Normal Retirement Date Override. Subject to any election described in subparagraph (f), distribution to Participant whose termination of employment has occurred shall commence no later than 60 days after the end of the Plan Year in which occurs his Normal Retirement Date.

The foregoing paragraphs (d), k), (f) and (g) are applicable notwithstanding anything to the contrary contained in paragraphs (a), (b) and (c).

         6.2. Method and Medium of Payment. The benefits provided hereunder shall be payable in a lump-sum payment in the form determined pursuant to
Section 6.10.

         6.3. Normal Retirement Benefit. Each Participant in the employment of the Employer on his Normal Retirement Date (and each Former Participant who on his Normal Retirement Date is employed by an Affiliated Company) shall be eligible to retire on that date and shall be entitled to a benefit of the amount of his Aggregate Account Balance as of the regular Valuation Date next preceding his Normal Retirement Date, unless a different Valuation Date is designated pursuant to Section 6.14 hereof.

         6.4. Delayed Retirement Benefit. A Participant who remains in employment with the Employer (and a Former Participant, with an Affiliated Company) beyond his Normal Retirement Date shall be eligible to retire on his Delayed Retirement Date, which shall be the date on which he actually retires, and shall be entitled to a benefit of the amount of his Aggregate Account Balance as of the regular Valuation Date next preceding his Delayed Retirement Date, unless a different Valuation Date is designated pursuant to Section 6.14 hereof.

         6.5. Total and Permanent Disability Benefit. Each Participant who terminates employment with the Employer by reason of his total and permanent disability (and each Former Participant who terminates employment with an Affiliated Company by reason of his total and permanent disability) shall, upon his Disability Benefit Date, be entitled to a benefit of the amount of his Aggregate Account Balance as of the regular Valuation Date next preceding his Disability Benefit Date, unless a different Valuation Date is designated pursuant to Section 6.14 hereof.

         6.6. Death Benefit. If a Participant's employment with the Employer (or a Former Participant's employment with an Affiliated Company) is terminated by death, the amount of his Aggregate Account Balance as of the regular Valuation Date next preceding the date of his death (unless a different Valuation Date is designated pursuant to Section 6.14 hereof) shall be payable as a benefit to his Beneficiary as designated pursuant to Section 6.8. The payment of death benefits to a Beneficiary shall be made in a lump-sum payment in the form determined pursuant to Section 6.10, substituting, "Beneficiary" for "Participant"; provided, however, that the entire benefits must be distributed within five (5) years after the death of the Participant.

         6.7.     Vested Benefit:

                  (a) If any Participant's employment with the Employer and with all Affiliated Companies is terminated other than by normal retirement, delayed retirement, disability or death, he shall be entitled to a "Vested Benefit" which shall include (in addition to amounts payable under Section 6.7(e)) a percentage of his MEOP Account as it existed on the regular Valuation Date next preceding the distribution of his benefits (unless a different Valuation Date is designated pursuant to Section 6.14 hereof), based upon his Years of Vesting Service and determined according to the vesting table provided in either Section 6.7(b) or Section 6.7(c), depending upon whether the Plan is a Top-Heavy Plan for the Plan Year during which such termination occurs:

                  (b) Except as provided in Section 6.7(c) and (d), the percentage shall be as follows:

        Years of Vesting Service                    Percentage of Account
        ------------------------                    ---------------------
        fewer than 5                                           0
        5 or more                                            100

                  (c) For a Plan Year for which the Plan is a Top-Heavy Plan, the percentage shall be as follows:

        Years of Vesting Service                    Percentage of Account
        ------------------------                    ---------------------
        fewer than 2                                          0
        2, but fewer than 3                                  20
        3, but fewer than 4                                  40
        4, but fewer than 5                                  60
        5, but fewer than 6                                  80
        6 or more                                           100%

                  (d) For any termination of employment described in subparagraph (a) above in any year which is not a Top-Heavy Plan Year:

                           (1) each Participant who had three (3) or more Years of Vesting Service at any time during a Top-Heavy Plan Year shall be entitled to elect to have his Vested Benefit determined in accordance with the table provided in subparagraph (c); and

                           (2) any other Employee who was a Participant during a Top-Heavy Plan Year shall be entitled to a Vested Benefit determined in accordance with the table provided in subparagraph (b), except that his vested percentage shall not be less than the percentage under the table in subparagraph
                  (c) that would have applied if his termination of employment had occurred on the last day of the last Top-Heavy Plan Year prior to his actual termination of employment.

                  (e) A Participant shall at all times have a fully vested interest in his ESOP Account. Upon termination of employment, the amount of a Participant's ESOP Account shall be combined with the vested portion of his MEOP Account to provide a Vested Benefit as described in this Article VI.

                  (f) The remainder of a Participant's MEOP Account which is not included in his Vested Benefit shall be treated as a Forfeiture at the time and in the manner specified under Sections 4.3 and 5.2(a).

                  (g) For purposes of determining whether an Employee is entitled to receive any benefit under Article VI of the Plan, or the amount thereof, he shall not be deemed to have terminated his employment under the Plan until he is no longer employed by any Affiliated Company to which he may have been transferred, irrespective of whether he shall have ceased to be classified as an Employee following such transfer.

                  (h) As a result of the permanent discontinuance of contributions after December 31, 1994, all Participants who are Employees on December 31, 1994, and all Former Participants who have not incurred a Break in Service as of December 31, 1994, shall be one hundred percent (100%) vested in their Aggregate Account Balance as of January 1, 1995. The Vested Benefit of all other Former Participants shall be determined in accordance with the vesting table provided in either Section 6.7(b) or Section 6.7(c) whichever is applicable.

         6.8. Designation of Beneficiary. Subject to the rights of a surviving spouse described herein, each Participant (or Former Participant) may from time to time designate a Beneficiary or Beneficiaries to whom his Plan benefits are to be paid if he dies before receipt of all such benefits. Each Beneficiary designation, or revocation thereof, shall be in a form prescribed by the Committee and will be effective only when filed with the Committee. Unless the conditions which follow for the designation of a Beneficiary other than the spouse are satisfied, the Beneficiary of a Participant who is married on the date of his death shall be the surviving spouse, whether or not so designated in the form, and even if no such form is filed. Designation of a Beneficiary other than such Participant's spouse for any portion of the benefits shall be valid only if either

                  (a) the spouse consents in writing thereto, acknowledging the effect of such designation, and the particular non-spouse Beneficiary;

                  (b) the spouse consents in writing thereto, acknowledging the effect of such designation, and the consent by the spouse expressly permits future changes of Beneficiary without further consent by the spouse;

                  (c) the Participant, although married at the time of the designation, is ultimately not survived by his spouse or is divorced from his spouse;

                  (d)      the surviving spouse cannot be located; or

                  (e) the Participant and spouse are legally separated as evidenced by a court order.

Spousal consent pursuant to (a) or (b) shall be witnessed by a notary public or Plan representative, and shall be irrevocable. If the Participant is survived by a spouse other than the spouse who consented to designation of another as Beneficiary, the consent of the former spouse shall be ineffective. If the Participant has no designation of a Beneficiary in effect at the time of his death, and is not survived by a spouse or is divorced or legally separated from his spouse, or if the surviving spouse cannot be located, any Plan benefits payable with respect to the Participant shall be payable in the following order of priority: (1) to the children, including adopted children, of the Participant in equal shares, per stirpes; or if none survive, (2) to the surviving natural parents of the Participant, in equal shares; or if neither survives, (3) to the estate of the Participant.

         6.9. Additional Benefits. Whenever benefits are computed according to the balance of a Participant's Accounts on a Valuation Date, and thereafter additional amounts are allocated to such Participant's Accounts from contributions, Forfeitures, Income, or other earnings, such additional amounts shall be paid as additional benefits and shall be payable in the same manner as the other benefits payable from such Accounts.

         6.10. Form of Distribution. Distributions from a participant's MEOP Company Stock Sub-Account and ESOP Company Stock Sub-Account shall be made in full shares of Company Stock. Balances representing fractional shares may be paid in cash. Subject to a Participant's right to distribution in the form of Company Stock, distributions from a Participant's MEOP Other Investments Sub-Account and ESOP Other Investments Sub-Account shall be made in cash; provided, however, that the Participant shall have the right to demand that his entire benefit be distributed to him in the form of Company Stock (except for fractional shares).-The Committee may from time to time allow Participants to elect to receive their entire benefit in the form of cash.

         The Committee shall advise the Participant in writing of his right to demand Company Stock and, if applicable, of his right to elect a distribution entirely in cash. An election by the Participant to receive Company Stock or cash shall be irrevocable. In the event that a distribution of Company Stock is to be made in excess of the balance. in the Participant's MEOP and ESOP Company Stock Sub-Accounts, any balance in a Participant's MEOP and ESOP Other Investments Sub-Accounts may be applied to provide whole shares of Company Stock for distribution at fair market value. In the event that the Committee permits the Participant, and the Participant elects, to receive the entire distribution in cash, the Company Stock in the Participant's MEOP and ESOP Company Stock Sub-Accounts shall be sold, at fair market value to provide cash for the distribution. The determination of fair market value for this purpose shall be based on the closing price of the Company Stock on the last day of the fiscal quarter preceding the date of distribution.

         6.11. Distribution of Dividends on Company Stock. The Committee may, in its sole discretion, distribute to Participants cash dividends received by the Trust on Company Stock allocated to each such Participant's MEOP Company Stock Sub-Account and ESOP Company Stock Sub-Account, provided that such distribution must be made no later than ninety (90).days after the close of the Plan Year in which such dividends are paid to the Trust; or such cash dividends may, in the discretion of the Board of Directors of the Company, be paid directly to the Participants instead of to the Trust.

         6.12. Special Restriction on Time of Distribution. Notwithstanding any provision contained in this Plan to the contrary, no Company Stock allocated to and held in a Participant's ESOP Company Stock Sub-Account may be distributed before the end of the eighty-fourth (84th) month beginning after the month in which such Company Stock was allocated to such ESOP Company Stock Sub-Account, except in the event of the Participant's retirement, disability, death or other termination of service; provided, however, that such eighty-four (84) month restriction shall not apply in the event of certain divisive corporate reorganizations, as provided in Sections 409(d) (2) and 409(d) (3) of the Code.

         6.13.    Pre-Retirement Distribution Rights:

                  (a) A Participant shall become a Qualified Participant for purposes of this Section 6.13 upon the later of (1) the

Participant's attainment of age 55 and (2) the Participant's completion of 10 years of participation in this Plan.

                  (b) The Committee shall offer to each Qualified Participant during his first "election period" (as defined in subparagraph (c) below) and successive "election periods" the right to elect a distribution of a portion of the Company Stock credited to the Participant's MEOP and ESOP Company Stock Sub-Accounts (collectively, "Company Stock Sub-Accounts"), but only to the extent that such Company Stock was acquired by or contributed to the Plan (or to the ESOP, in the case of Company Stock credited to the ESOP Company Stock Sub-Account) after December 31, 1986 (referred to in this Section 6.13 as "Post-1986 Company Stock"). Determination of the number of shares of Post-1986 Company Stock that are subject to distribution in accordance with this Section
6.13 shall be made in accordance with the rules set forth in Internal Revenue Service Notice 88-56.

                  (c) The "election period" shall be the first 90 days immediately following the end of each Plan Year in the "qualified election period". The "qualified election period" shall commence with the Plan Year during which the Participant becomes a Qualified Participant and end with the fifth Plan Year thereafter. For example, a Participant who first becomes a Qualified Participant in the Plan Year ending December 31, 2001, will first be entitled to elect a distribution in the period from January 1, 2002 through March 30, 2002. If the Qualified Participant elects such a distribution, the distribution will be made within 90 days after the end of that election period.

                  (d) The amount which may be elected for distribution during the first "election period" is 25% of the number of shares of Post-1986 Company Stock then credited, to that Qualified Participant's Company Stock Sub-Accounts. The amount which may be elected for distribution upon future elections, during successive election periods, shall be determined by multiplying the number of shares of Post-1986 Company Stock credited to the Qualified Participant's Company Stock Sub-Accounts (including shares of Post-1986 Company Stock which have been previously distributed pursuant to this
Section 6.13) by 25% or, with respect to a Qualified Participant's final election, 50%, reduced by the amount of any prior distributions elected by such Participant pursuant to this Section 6.13. Notwithstanding the foregoing, if the fair market value of the Post-1986 Company Stock allocated to the Company Stock Sub-Accounts of a Qualified Participant is less than five hundred dollars ($500.00) as of the Valuation Date immediately preceding the first day of an election period, then such Qualified Participant shall not be entitled to elect to receive a distribution for that election period.

         6.14. Interim Valuation Date. The Valuation Date which shall be the basis for determining benefits payable to any Participant,

Former Participant, or Beneficiary must be selected by the Employer by written notice to the Trustee if a date other than the last regular Valuation Date is to be used as the date for determining benefits payable. Any such interim Valuation Date shall be selected and applied by the Employer uniformly to all participants so as to avoid the prohibited discrimination described in Section 401(a) (4) of the Code.

         6.15. Direct Rollovers. With respect to distributions made after December 31, 1992, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 6.15, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The Plan provisions otherwise applicable to distributions continue to apply to this Direct Rollover option. The Distributee shall, in the time and manner prescribed by the Committee, specify the amount to be directly transferred and the Eligible Retirement Plan to receive the transfer. Any portion of a distribution which is not transferred shall be distributed to the Distributee in the form specified in Section 6.10.

                                  ARTICLE VII

                              Trust; Voting Rights

         7.1. General. All contributions under this Plan shall be paid to the Trustee and deposited in the Trust.

         7.2. Return of Employer Contributions. All assets of the Trust, including investment income, shall be retained for the exclusive benefit of Participants and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan to the extent not paid by the Employer. No part of the Trust shall revert to or inure to the benefit of the Employer, except that, upon the Employer's request:

                  (a) A contribution that was made under a mistake of fact shall be returned to the Employer within one (1) year after the payment of the contribution. The maximum amount that may be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had no mistake of fact occurred.

                  (b) A contribution that was conditioned upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one (1) year after the disallowance of the deduction (to the extent disallowed). The maximum amount that may be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service.

Income attributable to any excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. If the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the Accounts of any Participant to be reduced to less than the balance which would have been in the Accounts had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.

         7.3. Voting Rights. Each Participant and Former Participant shall be entitled to instruct the Committee as the designated Fiduciary to receive instructions in accordance with this Section 7.3 as to how shares of Company Stock allocated to his MEOP Company Stock Sub-Account and his-ESOP Company Stock Sub-Account (collectively, "Company Stock Sub-Accounts") on the record date for any meeting of the shareholders of the Company at which shares of Company Stock are entitled to be voted, are to be voted with respect to each issue before such meeting.

         The Committee shall provide, or cause to be provided, to each Participant and Former Participant notice (and other material related thereto, including proxy statements, as required by law or the Company's charter or bylaws) of such meeting as is sent to shareholders of the Company generally. The Committee shall request written instructions from each Participant and Former Participant as to the voting of the shares of Company Stock allocated to his Company Stock Sub-Accounts on the record date. The Committee shall tabulate, or cause to be tabulated, the written instructions received on or prior to the date established by the Committee and communicated to the Participants and Former Participants for returning the written instructions, and shall instruct the Trustee as to the voting of the shares of Company Stock represented by such written instructions. The Trustee shall vote the shares of Company Stock allocated to the Company Stock Sub-Accounts in accordance with the instructions of the Committee, but shall not vote any shares of Company Stock allocated to the Company Stock Sub-Accounts as to which written instructions were not received by the Committee.

         The Trustee shall vote any shares of Company Stock in the Suspense Account or not otherwise allocated to the Company Stock Sub-Accounts in accordance with the instructions of the Committee, which shall base its instructions upon the percentage of shares of Company Stock for and against each issue to be considered at the meeting, including in the tabulation of such percentages only those shares of Company Stock allocated to Company Stock Sub-Accounts as to which written instructions were received by the Committee. In the event that no shares of Company Stock are allocated to the Company Stock Sub-Accounts on the record date, the Committee shall instruct the Trustee to vote the shares of Company Stock held in the Trust as the Committee, in its discretion, shall determine.

         7.4. Tender Offer. In the event of any of the following actions by a third party:

                  (a) a tender offer or an exchange offer for stock of the Company;

                  (b) a proposal for the merger or consolidation of the Company with such third party; or

                  (c) a proxy solicitation for the purpose of electing directors who propose to approve acts described in clause (a) or (b);

then the Trustee shall tender or not tender Company Stock, vote in favor of or against the proposal for merger or consolidation, or respond to the proxy solicitation for election of directors, as instructed by the Committee.

         The Committee shall provide or cause to be provided to each Participant and Former Participant any information relevant to the investment decision, as is provided to shareholders of the Company generally, together with a form for written instructions as to the shares of Company Stock allocated to the MEOP Company Stock Sub-Account and ESOP Company Stock Sub-Account of each Participant or Former Participant. The Committee shall instruct the Trustee in accordance with such written instructions as are received by the Committee on or prior to the date established by the Committee and communicated to the Participants and Former Participants for returning the written instructions. With respect to any Company Stock allocated to the MEOP Company Stock Sub-Accounts and ESOP Company Stock Sub-Accounts as to which the Committee receives no written instructions, the Committee shall instruct the Trustee not to tender such Company Stock, or to vote it in opposition to the proposal for merger or consolidation, or to vote in favor of directors who oppose such tender offer or proposal.

         With respect to all Company Stock in the Suspense Account or not otherwise allocated to the MEOP and ESOP Company Stock Sub-Accounts (herein collectively referred to as "unallocated shares"), the Committee shall instruct the Trustee either to tender, to vote in favor of the proposal, or to vote for directors who support such action, in the same proportion of the total of such unallocated shares as:

                           (1) the number of shares of Company Stock which are tendered, voted in favor of the proposal, or voted for directors who support such action, pursuant to written instructions from Participants and Former Participants, bears to

                           (2) the total number of shares of Company Stock allocated to the MEOP and ESOP Company Stock Sub-Accounts of all Participants and Former Participants.

         The Committee shall instruct the Trustee not to tender, or to vote in opposition to the proposal for merger or consolidation, or to vote in favor of directors who oppose such tender offer or proposal, in the same proportion of the total of such unallocated shares as:

                           (1) the number of shares of Company Stock which are not tendered, voted in opposition to the proposal, or voted for directors who oppose such tender offer or proposal, pursuant to written instructions or lack of any instructions from Participants and Former Participants, bears to

                           (2) the total number of shares of Company Stock allocated to the MEOP and ESOP Company Stock Sub-Accounts of all Participants and Former Participants.

If no Company Stock has been allocated to such Company Stock Sub-Accounts, the Committee shall instruct the Trustee to tender or not tender unallocated shares, to vote in favor of or against the proposal for merger or consolidation, or to vote for or against directors who support such tender offer or proposal, as the Committee, in its discretion, shall determine.

                                  ARTICLE VIII

                                 Administration

         8.1. Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration:

                  (a) The named Fiduciaries shall have only those specific powers, duties, responsibilities and obligations which are specifically given them under this Plan or the Trust. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. The Committee shall have the sole responsibility for the administration and interpretation of the Plan. The Trustee shall have the responsibility for the administration of the Trust and the management of the assets held under the Trust, except as specifically provided in the Trust.

                  (b) The Board of Directors of the Company may appoint an investment committee and, by written notice to the Trustee, direct that investment authority as to all or any portion of the assets of the Trust (other than Company Stock) shall be vested in such investment committee as a named Fiduciary; and the Trustee shall be subject to the direction of such committee regarding the investment of such assets within the limitations provided in the Trust.

                  (c) Each Fiduciary shall be responsible for the proper exercise of its own powers, duties and responsibilities but, except as otherwise provided in ERISA, shall not be responsible for any act or failure to act of another Fiduciary. Named Fiduciaries with respect to the Plan may designate persons other than named Fiduciaries to carry out fiduciary responsibilities under the Plan.

         8.2. Appointment of Committee. A Committee consisting of no fewer than three (3) persons shall be appointed by and serve at the pleasure of the Board of Directors of the Company. Until and unless changed by the Board of Directors, the Committee shall consist of those persons who serve from time to time as members of the Retirement Committee of the Employees, Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries. All usual and reasonable expenses of the Committee shall be paid by the Employer or, upon its inability to do so, shall be paid by the Trustee out of the Trust. No member of the Committee who is an Employee shall receive compensation for his services on the Committee.

         8.3. Claims Procedure. The Committee shall make all determinations as to the right of any person to a benefit. Claims for benefits under the Plan may be filed with the Committee on forms supplied by the Committee. Any denial by the Committee of a claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written in a manner that may be understood by a layman. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied to submit a written request that the decision denying the claim be reviewed by the Committee.

         8.4. Committee Powers and Duties. The Committee shall have such duties, powers and discretion as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

                  (a) to construe and interpret the Plan, decide all questions of eligibility, and determine the amount, manner and time of payment of any benefits hereunder;

                  (b) to prescribe procedures to be followed by Participants or Beneficiaries in filing applications for benefits;

                  (c) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel;

                  (d) to formulate written procedures to determine the qualified status of domestic relations orders pursuant to Section 414(p) (6) of the Code and to administer payment of benefits in accordance with such orders as are concluded to be qualified;

                  (e) to determine whether to offer to Participants the right to elect a distribution in the form of cash; and

                  (f) to authorize delivery and payment by the Trustee of Company Stock and cash under the Plan.

         The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan; nor shall any discretionary power of the Committee be exercised so as to discriminate in favor of Participants who are officers, shareholders, or Highly Compensated Employees of the Employer.

         8.5. Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable, or appropriate, and may change from time to time any such rules. All rules and decisions of the Committee shall be uniformly and consistently applied in order to avoid any prohibited discrimination during the operation of the Plan. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the actuary for the Plan, the legal counsel of the Employer, or the Trustee.

         8.6. Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee may elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The Committee may adopt such by-laws or regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority, including actions in writing taken without a meeting. To the extent permitted by applicable law, including ERISA, a dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employer, and the Trustee, shall not be responsible for any such action or failure to act.

         8.7. Authorization of Member to Sign Documents. The Committee may authorize any one or more of its members to execute any document or documents. on behalf of the Committee. The Committee shall notify the Trustee in writing of such action and the name or names of its member. or members so designated. The Trustee thereafter may accept and rely upon any document executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

         8.8. Duty to Keep Records and File Reports. The Committee shall keep or cause to be kept records and other data as may be necessary for proper administration of the Plan, including the balance of the Accounts for each Participant. The Committee shall file or cause to be filed all annual reports, financial and other statements as may be required by any federal or state statute, agency or authority within the time prescribed by law or regulation for filing such documents. The Committee shall furnish such reports, statements and other documents to Participants and Beneficiaries of the Plan as may be required by any federal or state statute or regulation.

         8.9. Authorization of Benefit Payments. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan.

         8.10. Application and Forms for Benefits. The Committee may require a Participant to complete and file with the Committee an application for a benefit and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

         8.11. Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. To the extent permitted by applicable law, including ERISA, any payment of a benefit or installment thereof in accordance with the provisions of this Section 8.11 shall be a complete discharge to the Trustee of any liability for the making of such payment under the provisions of the Plan.

         8.12. Indemnification of Committee Members. The Employer shall indemnify and hold harmless each member of the Committee against any and all liability, claims, damages and expense (including legal fees incurred in defending against such claims, and including fees of individuals appointed pursuant to Section 8.4(c) and including reasonable costs of settlement of any such asserted liability or claim) which the member may incur in administration of the Plan, unless arising from the gross negligence or willful misconduct of such member. Such expenses may be paid to or on behalf of the Committee member in advance of the final disposition of any action, suit or proceeding if the member agrees to repay such amounts to the Employer if it should be ultimately determined by the court or other tribunal that the member is not entitled to indemnification.

                                   ARTICLE IX

                                  Miscellaneous

         9.1. Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

         9.2. Rights to Trust Assets. No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of his employment or otherwise, except as provided in this Plan. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust and none of the Fiduciaries shall be personally liable therefor in any manner.

         9.3. Nonalienation of Benefits. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other .relative of the Participant prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of, any right to. benefits payable hereunder shall be void. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. The foregoing prohibition on alienation of benefits shall not apply to prevent payments by the Trustee in recognition of the rights of a spouse, former spouse, child or other dependent of the Participant who is an "alternate payee" as defined in Code Section 414(p), which rights are embodied in a qualified domestic relations order ("QDRO") as defined in Section 206(d)
(3) of ERISA and in Section 414(p) (1) of the Code. No such QDRO shall require payment of any form or amount of benefit, or time of payment thereof, except as otherwise permitted under this Plan; provided, however, that such payment may be required by the QDRO prior to termination of employment of the Participant at any time after the Participant attains age 50.

         In the event a Participant's benefits are garnished or attached by order of any court, or if there are multiple claimants to the same benefits, the Committee may bring an action for declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper.


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

         9.4. Discontinuance of Employer Contributions. In the event of permanent discontinuance of contributions to the Plan by the Employer, the Accounts of all Participants shall, as of the date of such discontinuance, become nonforfeitable.

         9.5. Single Plan and Trust. This Plan, as adopted by each Adopting Company, shall be administered as a single Plan, and a single Trust shall be used for the investment of all Plan assets and the payment of benefits hereunder.

         9.6. Applicable Law. The Plan hereby created shall be construed, administered and governed in all respects in accordance with ERISA and, to the extent not superseded by federal law, in accordance with the laws of the State of Indiana; provided, however, that if any provision is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with the. Plan being a qualified plan within the meaning of the Code.

         9.7. No Restrictions on Financed Shares. Except as required by the securities laws or other applicable laws, no Company Stock originally acquired as Financed Shares shall be subject to a put, call or other option, or buy-sell, right of first refusal, or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an employee stock. ownership plan as described in Section 4975(e) (7) of the Code.

         9.8. Leased Employees. Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees and for purposes of the pension requirements of Section 414(n) (3) of the Code, the employees of the Employer shall include "leased employees" within the meaning of Section 414(n) (2) of the Code.

         9.9. Gender, Number. Whenever any word is used herein in the masculine or feminine gender, it shall be construed as if it were also used in the other gender in all cases where it would so apply, and whenever any word is used in the singular or plural form, it shall be construed as if it were used in the other form in all cases where it would so apply.


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

                                   ARTICLE X

                        Amendments and Action by Employer

         10.1. Amendments. The Company reserves the right to amend the Plan in the manner provided in Section 10.3, provided such amendment does not cause any part of the Trust to be used for, or diverted to, any purpose other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries, except as may be necessary to make the Plan comply with ERISA. Amendment of the Plan by the Company shall similarly amend the Plan of each Adopting Company, except that any Adopting Company may exclude its Plan from such amendment by resolution of its Board of Directors, in which event its Plan shall become a separate plan not subject to Section 9.5.

         10.2.    Limitation on Amendments:

                  (a) No amendment to this Plan shall have the effect of reducing the amount then credited to the Accounts of any Participant or of causing the nonforfeitable percentage of the accrued benefit derived from Employer contributions (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Participant to be less than his nonforfeitable percentage computed without regard to such amendment. For the purposes of this Section 10.2(a), a Plan amendment which has the effect of eliminating or reducing an early retirement benefit or eliminating an optional form of benefit (as provided in Treasury regulations) with respect to benefits attributable to service before the amendment shall be treated as reducing the amount credited to the Accounts of a Participant.

                  (b) The provisions of the Plan, to the extent that they relate to persons who may be subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall not be amended more than once every six months, except to comport with changes in the Code, ERISA, or the rules thereunder.

         10.3. Action by Employer. Any action by the Employer may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action. Notwithstanding the foregoing, any amendment to the Plan or termination of the Plan shall be made either

                  (a) by resolution of the Board of Directors of the Company or

                  (b) by a written document executed by an officer of the Company and approved prior to such execution or ratified subsequent to such execution by resolution of the Board of Directors of the Company; provided, however, that the date of adoption of any amendment by a written document executed by an officer of the Company and ratified subsequent to such execution by the Board of Directors of the Company shall be the date of execution by such officer.

                                   ARTICLE XI

             Successor Employer and Merger or Consolidation of Plan

         11.1. Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

         11.2.    Plan Assets:

                  (a) In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust applicable to such Participants shall be transferred to the other trust fund only if:

                           (1) each Participant would receive a benefit immediately after the merger, consolidation or transfer (if either this Plan or the other plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

                           (2) resolutions of the Board of Directors of the Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants, inclusion in the new employer's plan; and

                           (3) such other plan and trust are qualified under Sections 401(a) and 501(a) of the Internal Revenue Code.

                  (b)      The requirement of subparagraph (a) (1) of this
Section 11.2 shall be satisfied, in the case of a spinoff of part of the assets and liabilities of this Plan, if, after the spinoff:

                           (1) The sum of the account balances for each Participant in the resulting plans equals the Aggregate Account Balance of the Participant in the Plan before the spinoff, and

                           (2) The assets in each of the plans immediately after the spinoff equals the sum of the account balances for-all participants in that plan.

                                  ARTICLE XII

                                Plan Termination

         12.1. Right to Terminate. The Employer may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall terminate and the Trust shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with
Section 11.1, or unless the Employer elects to continue the Trust and make distribution to the Participants or their beneficiaries at the times and in the manner set forth in Article VI hereof.

         12.2. Partial Termination. Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall, in accordance with the directions of the Committee, allocate and segregate for the benefit of the Participants then or theretofore employed by the Employer with respect to which the Plan is being terminated, the proportionate interest of such Participants in, the Trust. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 12.3.

         12.3. Liquidation of the Trust. Upon termination or partial termination of the Plan, the Accounts of all Participants affected thereby shall become fully vested to the extent funded, and the Committee shall direct the Trustee to distribute the assets remaining in the Trust (after payment of any expenses properly chargeable thereto) to Participants, Former Participants and Beneficiaries in proportion to their respective Account balances unless the Employer elects to continue the Trust as provided in Section 12.1. Any amounts which may remain unallocated in the suspense account described in Section 5.3 shall be returned to the Employer.

         12.4. Manner of Distribution. To the extent that no discrimination in value results, and subject to the Participant's right to insist upon a distribution in Company Stock as provided in Section 6.10, any distribution after termination of the Plan may be made, in whole or in part, in cash, in securities, or in other assets in kind as the Committee, in its discretion, may determine. All non-cash distributions shall be valued at fair market value at the date of distribution.


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

                                  ARTICLE XIII

                              Top-Heavy Provisions

         13.1. Top-Heavy Plan Requirements. For any Top-Heavy Plan Year, the Plan shall provide the following:

                  (a) Special vesting requirements of Section 416(b) of the Code pursuant to Section 6.7 of the Plan;

                  (b) A Minimum Benefit required by Section 416(c) of the Code pursuant to Sections 4.6 and 5.4 of the Plan; and

                  (c) An adjustment to the denominator of the defined contribution plan fraction and the defined benefit plan fraction, as may be required by Section 5.3(c) of the Plan.

         13.2. Definitions. In making the determination in Section 13.3, the following terms, in addition to those set forth in Article II, shall have the following meanings:

                  (a) "Aggregation Group" shall mean a Required Aggregation Group or a Permissive Aggregation Group.


                  (b) The "Interest" of each Participant in the Plan is the sum of:

                           (1) the Account balance as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date;

                           (2) an adjustment for any contributions actually made after such Valuation Date but before the Determination Date; and

                           (3) any distributions to such Participant or his Beneficiary made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years (including distributions under a terminated plan which, if it had continued in existence, would be part of a Required Aggregation Group);

and a similar amount calculated for any defined contribution plan other than the Plan.

                  (c) "Permissive Aggregation Group" shall mean the Required Aggregation Group of plans plus any other plan or plans designated by the Employer which are qualified under Code Section 401 and which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a) (4) and 410 of the Code.

                  (d)      "Required Aggregation Group" shall mean

                           (1) each plan of the Employer or an Affiliated Company in which a key Employee is a participant and

                           (2) each other plan of the Employer or an Affiliated Company which enables any plan described in clause
                  (1) to meet the requirements of Section 401(a)(4) or 410 of the Code.

         13.3     Determination of Top-Heavy Status:

                  (a) The Plan shall be a Top-Heavy Plan for any Plan Year in which, as of the Determination Date, either

                           (1)      the Plan is not part of a Required
                  Aggregation Group and the sum of the Interests of all Key Employees in the Plan exceeds sixty percent (60%) of the sum of the Interests of all Participants (including for this purpose any individual who was a Participant during the five year period ending on the Determination Date), unless the Plan is part of a Permissive Aggregation Group which is not a Top-Heavy Group, or

                           (2) the Plan is part of a Required Aggregation Group which is a Top-Heavy Group, unless such Required Aggregation Group is itself part of a Permissive Aggregation Group which is not a Top-Heavy Group.

                  (b) An Aggregation Group is a Top-Heavy Group if the sum (as of the Determination date) of

                           (1) the present value of the cumulative accrued benefits for key employees (including any part of the accrued benefit distributed in the five year period ending on the Determination Date) under all defined benefit plans included in the group (including distributions under a terminated plan which, if it had continued in existence, would be part of a Required Aggregation Group), and

                           (2) the Interests of key employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all participants in such plans (including for this purpose any individual who was a participant during the five year period ending on the Determination date).

         (c) In making the determination under this Section 13.3, the following rules are applicable:

                           (1) The Interest or accrued benefit of an individual shall not be taken into account if that individual did not perform any services for the Employer at any time during the five year period ending on the Determination Date.

                           (2) If any Non-Key Employee for the Plan Year was a Key Employee in any prior Plan Year, his Interest or accrued benefit shall not be taken into account.

                           (3) In an Aggregation Group, the Determination Date for each plan for purposes of the test for a Top-Heavy Group shall be those determination dates that fall within the same calendar year.

                           (4) Benefits paid on account of death of a Participant shall be treated as distributions in computing the Interest or accrued benefits of a Participant to the extent that such death benefits do not exceed the Interest or accrued benefit (excluding previous distributions) of the Participant immediately prior to death.

         IN WITNESS WHEREOF, Marsh Supermarkets, Inc. has caused this instrument to be executed this 30th Day of December, 1994, by its duly authorized officers.


                                        MARSH SUPERMARKETS, INC.


                                        By:         /s/ Don E. Marsh
                                           ------------------------------------

ATTEST:

    /s/ P. Lawrence Butt
--------------------------------
P. Lawrence Butt, Secretary

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